                                                                   Exhibit 10.10

                                    AGREEMENT

     THIS AGREEMENT is made and entered into as of the 31st day of July, 2003, by and among the Pension Benefit Guaranty Corporation, WHX Corporation, a
Delaware corporation, Wheeling-Pittsburgh Corporation, a Delaware corporation,
Wheeling-Pittsburgh Steel Corporation, a Delaware corporation, and the United
Steelworkers of America, AFL-CIO-CLC.

                                    RECITALS:

     WHEREAS, WHX is the administrator and contributing sponsor of a defined benefit pension plan (the "WHX Pension Plan") which covers, among others, substantially all of the employees of WPSC, including employees whose exclusive collective bargaining agent is USWA;

     WHEREAS, PBGC, WHX and the USWA are parties to the Termination Litigation, in which PBGC is seeking to terminate the WHX Pension Plan;

     WHEREAS, WPC, WPSC and the other Debtors are debtors in bankruptcy proceedings pending in the Bankruptcy Court (Case Nos. 00-43394 through
00-43402) (the "Bankruptcy Proceedings");

     WHEREAS, WHX, WPC, WPSC and the other Debtors are currently members of
WHX's Controlled Group and are jointly and severally liable for liabilities of the WHX Pension Plan;

     WHEREAS, as a condition to the consummation of the POR, the Debtors must obtain a loan guarantee from the ESLGB;

     WHEREAS, an express condition to the loan guarantee from the ESLGB is that
WPSC achieve resolution of the treatment of the WHX Pension Plan that is acceptable to and approved by PBGC;

     WHEREAS, upon emergence from bankruptcy pursuant to the POR, WPC, WPSC and the other Debtors will not be part of the same Controlled Group as WHX and WPSC will not be a Participating Employer under the WHX Pension Plan and, therefore,
Continuous Service will be broken as to employees of WPSC, the other Debtors and
OCC by the POR;

     WHEREAS, because Continuous Service will be broken as to employees of WPSC, the other Debtors and OCC by the POR, such service cannot be broken by a subsequent Permanent Shutdown and, therefore, such employees will no longer be eligible for Rule of 65 Retirement Benefits or 70/80 Retirement Benefits by
reason of events occurring after the effective date of the POR;

     WHEREAS, PBGC desires additional means of protecting against "long-run loss", and the Parties desire, among other things, to provide such additional protections to resolve the Termination Litigation, to satisfy the requirements of the ESLGB, and to allow the Debtors to emerge from bankruptcy, all upon the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, to address the foregoing concerns, WHX, WPC, WPSC, USWA, PBGC and
Ronald LaBow entered into a preliminary term sheet, dated July 24, 2003 (the
"Term Sheet") describing the key terms of the agreements of the Parties to be memorialized in a final definitive agreement; and

     WHEREAS, the Parties desire to enter into this Agreement, which, together with the LaBow Guarantee, shall constitute the definitive documentation contemplated under, and supersede, the Term Sheet;

     NOW, THEREFORE, in consideration of the mutual promises and agreements of the Parties contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and intending to be legally bound, PBGC, WHX, WPC, WPSC, and USWA agree as follows:

     SECTION 1. DEFINITIONS.

          (a) As used in this Agreement (including the recitals hereto), the following terms shall have the following meanings:

               "Affiliate" means, when used with respect to a specified Person, another Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this Agreement, the term "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or other ownership interests, by contract or otherwise).

               "Agreement" means this Agreement, including all Attachments hereto, as amended, supplemented and otherwise modified from time to time.

               "Bankruptcy Court" means the United States Bankruptcy Court for the Northern District of Ohio, in which the Bankruptcy Proceedings are pending.

               "Bankruptcy Proceedings" has the meaning assigned to such term in the recitals to this Agreement.

               "Business Day" means any day other than a Saturday, Sunday or federal holiday.

               "Continuous Service" has the meaning assigned to such term in the
WHX Pension Plan.

               "Controlled Group" has the meaning assigned to such term in
Section 4001(a)(14) of ERISA.

               "Damages" means all losses, claims, assessments, damages
(including incidental and consequential damages), liabilities, costs and expenses, including interest, penalties and reasonable attorneys' fees and disbursements.

               "Debtors" means, collectively, WPSC, PCC Survivor Corporation
(f/k/a Pittsburgh-Canfield Corporation), WPC, Consumers Mining Company, Wheeling
Empire Company, Mingo Oxygen Company, WP Steel Venture Corp., W-P Coal Company,
and Monessen Southwestern Railway Company.

               "EAF-Related Closing" means the closing of WPSC's blast furnace
no. 1 and coke batteries 1, 2, and 3 (tentatively scheduled for March 1, 2005)
in connection with the introduction of the electric arc furnace in accordance with the New Business Plan, the requirements with respect thereto under the New
Senior Credit Facility, the Project Budget and the Project Plans.

               "Enforcement Action" means any of the following actions: to initiate or participate with others in any action to realize upon any of the assets or stock of WPC or WPSC, including but not limited to commencing any foreclosure proceeding or execution process or taking possession of or otherwise proceeding against such assets or stock.

               "ERISA" means the Employee Retirement Income Security Act of
1974, as amended, 29 U.S.C. ss. 1001 ET SEQ., and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to refer to any successor sections.

               "ESLGB" means the Emergency Steel Loan Guarantee Board.

               "ESLGB Deadline" means August 15, 2003, or such later date to which the ESLGB may extend the deadline for the satisfaction of the conditions to its loan guarantee, provided that any such extension is made prior to the expiration of the then-current ESLGB Deadline.

               "55/30 Retirement Benefits" means pension benefits described in
Section 2.3 of Schedule A of the WHX Pension Plan.

               "Idling" has the meaning assigned to such term in Section
5(a)(i).

               "Independent Director" has the meaning assigned to such term in
Rule 303 of the Rules of the New York Stock Exchange, as such Rule is in existence on the date hereof or as such Rule may be amended, supplemented or restated from time to time hereafter.

               "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, 26 U.S.C. ss. 1, ET SEQ., and any successor statute of similar import, together with regulations thereunder, in each case as in effect from time to time. References to sections of the Internal Revenue Code shall be construed to refer to any successor or substantially related sections of similar import.

               "LaBow Guarantee" has the meaning assigned to such term in
Section 4(c).

               "Maintenance Report" has the meaning assigned to such term in

         Section 5(d).

               "Multiemployer Plan" has the meaning assigned to such term in
Section 3(37) of ERISA.

               "New Business Plan" means the new business plan as described in the Third Amended Disclosure Statement Pursuant to Section 1125 of the
Bankruptcy Code for Debtors' Third Amended Joint Plan of Reorganization dated
May 19, 2003.

               "New Senior Credit Facility" means the senior secured credit facility in an aggregate amount of up to $250,000,000 under the Term Loan
Agreement, dated as of July 31, 2003, among WPC, WPSC, RBC, as administrative agent, and the other lenders party thereto and the other documents executed in connection therewith.

               "Noticed Permanent Shutdown" has the meaning assigned to such term in Section 5(a)(iii)(B).

               "Notice Failure Damages" has the meaning assigned to such term in

Section 4(c).

               "OCC" has the meaning assigned to such term in Section 3.

               "Open Market Transaction" means a purchase or other acquisition of any Senior Notes by WHX or any of its Affiliates on or through a national securities exchange or through a transaction with a broker, other than in connection with any tender offer, exchange offer or any other offer to pay, purchase, redeem, exchange, acquire or retire Senior Notes that is made to all holders of Senior Notes.

               "Participating Employer" has the meaning assigned to such term in the WHX Pension Plan.

               "Party" means, individually, each of WPC, WPSC, WHX, USWA, and
PBGC; "Parties" means, collectively, WPC, WPSC, WHX, USWA, and PBGC.

               "PBGC" means the Pension Benefit Guaranty Corporation, the United
States government agency that administers and enforces the mandatory termination insurance program for defined benefit pension plans under Title IV of ERISA, 29
U.S.C. ss.ss. 1301-1461.

               "Permanent Shutdown" means a "permanent shutdown of a plant, department or substantial portion thereof' as such phrase is used in the WHX
Pension Plan.

               "Person" means any individual, corporation, partnership, limited partnership, joint venture, association, joint stock company, trust, estate, limited liability company, unincorporated association, government or regulatory body (or any agency or political subdivision thereof) or other entity.

               "Plan Year" means, with respect to the WHX Pension Plan, the
"plan year" as defined in ERISA Section 3(39); PROVIDED that, for purposes hereof, any "Plan Year" shall equal twelve months.

               "POR" means the Third Amended Joint Plan of Reorganization of the
Debtors dated May 19, 2003 (and all exhibits, addenda and other attachments thereto), as filed with the Bankruptcy Court, to the extent modified by the Plan
Supplement dated June 13, 2003 and by the confirmation order dated June 18,
2003, and as it may be further amended, supplemented or otherwise modified from time to time.

               "Project Budget" means the detailed budget with respect to the design, engineering, procurement and construction of the electric arc furnace in connection with the EAF-Related Closing.

               "Project Plans" means the project appropriation estimate prepared by Continental Design and Management Group and any other technical or environmental studies prepared by or on behalf of WPSC and related to the design, engineering, procurement, construction, and environmental and other permitting of the electric arc furnace in connection with the EAF-Related
Closing.

               "Rule of 65 Retirement Benefits" means pension benefits described in Section 2.7 of Schedule A of the WHX Pension Plan.

               "Scheduled Maintenance Items" has the meaning assigned to such term in Section 5(d).

               "Senior Notes" means the WHX 10.5% Senior Notes, maturing April
2005.

               "70/80 Retirement Benefits" means pension benefits described in
Section 2.6 of Schedule A of the WHX Pension Plan.

               "Single-Employer Plan" has the meaning assigned to such term in
Section 3(41) of ERISA.

               "60/15 Retirement Benefits" means pension benefits described in
Section 2.4 of Schedule A of the WHX Pension Plan.

               "65/5 Retirement Benefits" means pension benefits described in
Section 2.1 of Schedule A of the WHX Pension Plan.

               "62/15 Retirement Benefits" means pension benefits described in
Section 2.2 of Schedule A of the WHX Pension Plan.

               "Special Payment" means pension benefits described in Section 3.2 of Schedule A of the WHX Pension Plan.

               "Surviving Spouse's Benefit" means pension benefits described in
Section 4.1 of Schedule A of the WHX Pension Plan.

               "Termination Litigation" means the litigation styled PBGC V. WHX
CORPORATION, Civil Action No. 03-CV-1553, now pending in the United States
District Court for the Southern District of New York.

               "Term Sheet" has the meaning assigned to such term in the
recitals to this Agreement.

               "Unforeseen Circumstances" has the meaning assigned to such term in Section 5(c).

               "USWA" means the United Steelworkers of America, AFL-CIO-CLC.

               "Valuation Criteria Date" means the earlier of (i) the first
Business Day after WHX demonstrates to the satisfaction of PBGC that the WHX
Pension Plan has no unfunded benefit liabilities within the meaning of Section
4001(a)(18) of ERISA as of the last day of the Plan Year for any two consecutive
Plan Years, or (ii) the date that the public unsecured debt of WHX is rated at least Baa3 by Moody's Investors Service, Inc. and at least BBB- by Standard and
Poor's.

               "Waiver Request" has the meaning assigned to such term in Section
5(c).

               "WPC" means Wheeling-Pittsburgh Corporation, a Delaware
corporation.

               "WHX" means WHX Corporation, a Delaware corporation.

               "WHX Pension Plan" has the meaning assigned to such term in the recitals to this Agreement.

               "WPSC" means Wheeling-Pittsburgh Steel Corporation, a Delaware corporation, prior to the effective date of the POR and Reorganized WPSC (as defined in the POR) after the effective date of the POR.

          (b) OTHER DEFINED TERMS. Capitalized terms used in this Agreement and not defined in Section 1(a) shall have the meanings assigned to them elsewhere in this Agreement.

     SECTION 2. WHX PENSION PLAN IS A SINGLE-EMPLOYER PLAN.

          (a) The Parties acknowledge and agree that the WHX Pension Plan is and has been since its inception a Single-Employer Plan. WHX shall and hereby does forever abandon, forfeit and waive any claim, contention or argument that the
WHX Pension Plan, as in effect on the date hereof, is a Multiemployer Plan. WHX shall not claim, contend or argue that the WHX Pension Plan is a Multiemployer
Plan based on changed circumstances unless WHX has first provided to PBGC an advisory opinion issued by the Department of Labor, based on such changed circumstances, opining that the WHX Pension Plan is a Multiemployer Plan.

          (b) WHX shall, on or before the date that is 30 days after the date of this Agreement, file (i) such amended annual returns (known as Form 5500) with the appropriate governmental agencies as are necessary to reflect the WHX
Pension Plan's status as a Single-Employer Plan, (ii) an amended PBGC Form 1 for
2001 and 2002 to reflect that the WHX Pension Plan is a Single-Employer Plan, and (iii) an amended PBGC Form lES for 2003 to reflect that the WHX Pension Plan is a Single-Employer Plan, in each case with accompanying payment of any deficiency in premiums due to PBGC as a result of such filings, together with interest and penalties (such penalties to be calculated at 1% per month).

     SECTION 3. BREAK IN SERVICE; NO RULE OF 65 RETIREMENT BENEFITS OR 70/80
RETIREMENT BENEFITS. WHX, WPC, WPSC and USWA hereby agree that: (a) no Permanent
Shutdown has occurred or will occur as a result of the POR and/or the transactions contemplated therein; (b) as a result of the transactions to be consummated on the effective date of the POR, WPC, WPSC and Ohio Coatings
Corporation ("OCC") will no longer be Participating Employers under the WHX
Pension Plan and, therefore, under the current terms of the WHX Pension Plan,
Continuous Service will be broken as to employees of WPC, WPSC, the other
Debtors, and OCC by the POR with respect to work performed for WPC, WPSC, any of the other Debtors, or OCC, and no Continuous Service will be credited for work performed for WPC, WPSC, any of the other Debtors, or OCC after the effective date of the POR; (c) as a result, no participants in the WHX Pension Plan employed by WPC, WPSC, any of the other Debtors, or OCC will accrue benefit, eligibility, or vesting service beyond the effective date of the POR, nor shall any such participants become entitled to Rule of 65 Retirement Benefits or 70/80
Retirement Benefits by reason of events occurring after the effective date of the POR; and (d) the WHX Pension Plan shall be amended to allow up to 650 WPSC
USWA-represented employees who are eligible to receive 55/30 Retirement
Benefits, 62/15 Retirement Benefits, 65/5 Retirement Benefits or 60/15
Retirement Benefits based on the employee's years of Continuous Service as of
July 1, 2003, to receive a monthly window pension benefit equal to $40 multiplied by the employee's years of Continuous Service as of July 31, 2003, along with a Special Payment and Surviving Spouse's Benefit (all as more fully set forth in the amendment to the WHX Pension Plan attached hereto as Attachment
A).

     SECTION 4. SENIOR NOTES; SECURED FINANCING.

          (a) OPEN MARKET PURCHASES. On or before the date that is three
Business Days after the date on which WHX or any of its Affiliates purchases or otherwise acquires any Senior Notes in an Open Market Transaction, WHX shall contribute to the WHX Pension Plan an amount equal to the amount paid by WHX and/or its Affiliates to purchase or otherwise acquire such Senior Notes. In addition, WHX shall provide PBGC at least 60 days advance written notice before
WHX or any of its Affiliates purchases or otherwise acquires Senior Notes in an
Open Market Transaction for an aggregate purchase price in any fiscal quarter
(taking into account the purchase price paid in connection with any other Open
Market Transactions during such quarter) in excess of $15,000,000. WHX shall provide quarterly reports (on or before the fifth day of each calendar quarter)
to PBGC on the Open Market Transactions of WHX and its Affiliates and payments to the WHX Pension Plan pursuant to this Section 4(a) made during the preceding quarter. Monies contributed to the WHX Pension Plan under this Section 4(a)
shall be in addition to and not in lieu of any contributions required to be made to the WHX Pension Plan under Section 412 of the Internal Revenue Code, and WHX shall maintain any credit balance (such credit balance being equal to the additional contributions plus interest) resulting from these additional contributions in the manner set forth in Attachment B to this Agreement. The provisions of this Section 4(a) shall remain in effect until the first Business
Day following the maturity (including any extension thereof) of the Senior
Notes, except that the credit balance, if any, shall continue to be maintained until the Valuation Criteria Date.

          (b) REFINANCING; SECURED FINANCING. WHX may refinance its existing
Senior Notes at any time on an unsecured basis. If WHX obtains any financing on a secured basis (whether or not used to refinance the Senior Notes) or provides or agrees to provide any security or collateral for the Senior Notes or in connection with any extension of the maturity or modification or amendment of any of the terms or provisions of the Senior Notes, then WHX shall simultaneously grant to PBGC, pursuant to documentation, in form and substance reasonably satisfactory to PBGC, a pari passu, perfected security interest, securing all present and future obligations and/or liabilities of WHX to PBGC arising under Section 4062(b) of ERISA up to $50 million (such amount to be calculated pursuant to Section 4001(a)(18) of ERISA and PBGC regulations), in the same collateral as may secure such financing, extension or modification. WHX shall give PBGC reasonable advance written notice (and, in any event, at least
30 days advance written notice) of any proposed secured financing or other grant of security or collateral. Any PBGC claim arising under Section 4062(b) of ERISA in excess of $50 million shall be an unsecured claim. All provisions of this
Section 4(b) relating to a secured financing shall remain in effect until the
Valuation Criteria Date, at which time this Section 4(b) shall become of no further force and effect (and any security interest granted hereunder shall expire).

          (c) NOTICE OF PAYMENT; LABOW GUARANTEE. WHX shall provide PBGC at least 60 days advance written notice before WHX or any of its Affiliates (i)
makes any tender offer, exchange offer, or other offer to pay, purchase, redeem, exchange, acquire, or retire any of the Senior Notes (before, at, or after the maturity thereof) or (ii) expends any funds or other resources or issues any securities or other obligations to pay, purchase, redeem, exchange, acquire, or retire any of the Senior Notes or (iii) extends the maturity of or otherwise amends or modifies any of the terms or provisions of the Senior Notes; PROVIDED,
HOWEVER, that this 60-day notice provision shall not apply to unsecured refinancings of the Senior Notes (before, at or after the maturity thereof) or to purchases or other acquisitions of any Senior Notes in an Open Market
Transaction in accordance with Section 4(a) hereof. If WHX fails to provide the notice required in Section 4(a) or this Section 4(c), WHX shall be liable to
PBGC (in addition to all other claims, rights and remedies available to PBGC)
for any Damages suffered or incurred by PBGC arising out of or in connection with any action described in the second sentence Section 4(a) or clause (i),
(ii) or (iii) of this Section 4(c) taken by WHX or any of its Affiliates without the requisite 60-day notice ("Notice Failure Damages"). Simultaneously with the execution of this Agreement, Ronald LaBow, in his individual capacity, shall execute and deliver to PBGC a guarantee, in the form attached hereto as
Attachment C (the "LaBow Guarantee"), pursuant to which he agrees to personally guarantee the payment of any Notice Failure Damages (together with any fees or expenses incurred in connection with enforcement of the LaBow Guarantee) up to a maximum of $250,000 (plus the fees and expenses of enforcement of the LaBow
Guarantee), all as more fully set forth in the LaBow Guarantee. The LaBow
Guarantee shall be terminated at such time as (A) Ronald LaBow is no longer the
Chairman of the Board of Directors of WHX and (B) the new Chairman of the Board
of Directors of WHX shall have replaced the LaBow Guarantee with his or her own personal guarantee (in substantially the same form as the LaBow Guarantee and, in any event, reasonably acceptable to PBGC).

     SECTION 5. NOTICE OF SHUTDOWN; TERMINATION OF WHX PENSION PLAN.

          (a) PBGC, WHX, WPC, WPSC, and the USWA agree that:

               (i) After the effective date of the POR, WPSC shall provide to
WHX, PBGC and the USWA at least 60 days advance written notice of (A) any
Permanent Shutdown or (B) (except as otherwise expressly provided in Sections
5(b), 5(c), 5(d) and 5(e)) any idling or cessation of operations of any WPSC plant, department or substantial portion thereof (any such idling or cessation described in this clause 5(a)(i)(B), an "Idling").

               (ii) In the event that (A) WPSC delivers a notice required pursuant to Section 5(a)(i)or 5(b)(ii) hereof, a Waiver Request or a Maintenance
Report, (B) WPC and/or WPSC fails to comply with any of their respective obligations under this Section 5 or (C) an event of default under WPC's or
WPSC's credit facilities has occurred and ESLGB, RBC or any other lender (or any agent for any lender) under WPC's or WPSC's credit facilities commences any
Enforcement Action, then WHX shall, upon request by PBGC, enter into an agreement with PBGC (in a form substantially identical to Attachment D) for the termination of the WHX Pension Plan pursuant to Section 4042 of ERISA with a termination date proposed by PBGC (which date shall be no later than one day prior to any Permanent Shutdown), without the commencement of litigation by
PBGC.

               (iii) (A) If the WHX Pension Plan is terminated (in accordance with Title IV of ERISA) and the termination date established under Section 4048 of ERISA is at least one day prior to a Permanent Shutdown, WHX's liability to
PBGC under Section 4062(b) of ERISA, if any, shall be fixed as of the termination date, and such liability shall not be increased as a result of any
Permanent Shutdown occurring after the termination date.

                     (B) If (1) WPSC provides at least 60 days advance written
notice of a Permanent Shutdown (a "Noticed Permanent Shutdown") in accordance with Section 5(a)(1)(A) above and timely fulfills its obligations under this
Section 5 and (2) WHX fulfills its obligations under this Agreement, then WHX's liability to PBGC under Section 4062(b) of ERISA, if any, shall not be increased at a result of such Noticed Permanent Shutdown from the amount of such liabilities determined as if such Noticed Permanent Shutdown had not occurred.

                     (C) Except as to matters that are explicitly addressed in
this Agreement, WHX reserves all rights to otherwise object to any claim that
PBGC may assert; PROVIDED, HOWEVER, that:

                         (1) WHX may not object to any PBGC claim on the grounds
that (A) all or a portion of the liability sought is not payable by WHX or members of its Controlled Group because it should or must be allocated to WPSC, to any of the other Debtors, or to OCC, or (B) the amount of liability of WHX and its Controlled Group must be determined under the provisions of Section 4063 or 4064 of ERISA; and

                         (2) WHX acknowledges that, upon termination of the WHX
Pension Plan, the amount of liability of WHX and its Controlled Group for unfunded benefit liabilities under the WHX Pension Plan, if any, shall be determined under the provisions of Section 4062(b) of ERISA, subject to the provisions of this Agreement.

               (iv) In furtherance of the obligations set forth in Section
5(a)(i) above, commencing on or before the effective date of the POR:

                    (A) WPSC shall file with the Secretary of State of the State of Delaware a Certificate of Incorporation in the form attached hereto as
Attachment E. WPSC shall not modify or amend Article Eighth in any way until the first to occur of (1) the tenth anniversary of the date of filing of such
Certificate of Incorporation, (2) the termination of the WHX Pension Plan in accordance with Title IV of the ERISA, or (3) WPSC's receipt from PBGC of written authorization of the proposed modification or amendment.

                    (B) WPC shall file with the Secretary of State of the State of Delaware an amended and restated Certificate of Incorporation in form attached hereto as Attachment F. WPSC shall not modify or amend Article Eleventh in any way until the first to occur of (1) the tenth anniversary of the date of filing of such Certificate of Incorporation, (2) the termination of the WHX
Pension Plan in accordance with Title IV of the ERISA, or (3) WPC's receipt from
PBGC of written authorization of the proposed modification or amendment.

          (b)  (i) Except as otherwise provided in Section 5(b)(ii), WPSC shall not be required to provide the notice required by Section 5(a)(i)(B) with respect to an Idling that (A) is not and will not be a Permanent Shutdown and
(B) WPSC reasonably expects to last 5 days or less (with operations resuming on or before the 6th day).

               (ii) In the event that, notwithstanding WPSC's reasonable
expectation that such Idling will not last more than 5 days, operations have not resumed on or before the 6th day, then WPSC shall on such 6th day provide a notice of such Idling to PBGC, WHX and the USWA, which notice shall be in writing and shall (A) include (1) a reasonably detailed description of the
Idling and the reason why such Idling was necessary, (2) the expected duration

                                       10

of the Idling, and (3) the number of employees affected by the Idling; and (B)
include a certification by WPSC that (1) such Idling is not a Permanent
Shutdown, (2) the circumstances and other factors that caused the Idling are not of the kind or nature that would lead to a Permanent Shutdown (including a reasonably detailed explanation of why that is the case), and (3)
notwithstanding the fact that WPSC does not believe such Idling is or will result in a Permanent Shutdown, if such Idling results in the need for or likelihood of a Permanent Shutdown, WPSC shall be required to and shall give 60 days advance written notice of any such Permanent Shutdown in accordance with
Section 5(a)(i)(A) above.

               (iii) In the event that a notice is required under Section
5(b)(ii), on the last day of the period set forth in the notice in response to
Section 5(b)(ii)(A)(2) (the expected duration of the Idling), WPSC shall provide
PBGC, WHX and USWA with a status report on the progress of such Idling
(including any updated estimate of when operations will resume if operations have not already resumed) and WPSC shall provide a final notice to PBGC, WHX and
USWA promptly when operations have resumed.

          (c) In the case of an Idling, WPSC may request (a "Waiver Request")
that WHX, USWA and PBGC waive (which waiver shall not be unreasonably denied)
the 60-day notice required under Section 5(a)(i)(B) if (i) such Idling is not and will not be a Permanent Shutdown, (ii) such Idling is directly caused by business circumstances that were not planned and not reasonably foreseeable by
WPSC as of the time that the 60-day notice would have been required under this
Section 5 ("Unforeseen Circumstances") and in the prudent management of its operations WPSC has determined such Idling to be necessary, (iii) WPSC reasonably believes that giving 60 days advance notice of such Idling would be impracticable, (iv) such Idling is not reasonably expected to last more than 10 days, and (v) operations will resume upon the earlier to occur of the resolution of the applicable Unforeseen Circumstances or 10 days.

               Any Waiver Request shall be in writing and shall:

                    (A) provide PBGC, WHX and USWA with as much advance notice as practicable of the applicable Idling;

                    (B) be provided as promptly as practicable after WPSC
management has learned of the Unforeseen Circumstances or determined the applicable Idling to be necessary;

                    (C) include a reasonably detailed description of (1) the
Idling, including the Unforeseen Circumstances and the reason WPSC determined such Idling to be necessary, (2) the expected duration of the Idling (not to exceed 10 days), (3) the timeline of when WPSC management learned of the
Unforeseen Circumstances and when WPSC management determined the Idling to be necessary, (4) the reason why WPSC believes 60 days advance written notice would be impracticable to give, and (5) the number of employees affected by the
Idling; and

                    (D) include a certification by WPSC that (1) such Idling is not a Permanent Shutdown, (2) the Unforeseen Circumstances and other factors that caused the Idling are not of the kind or nature that would lead to a
Permanent Shutdown (including a reasonably

                                       11

detailed explanation of why that is the case), and (3) notwithstanding the fact that Vs/PSC does not believe such Idling is or will result in a Permanent
Shutdown, if such Idling results in the need for or likelihood of a Permanent
Shutdown, WPSC shall be required to and shall give 60 days advance written notice of any such Permanent Shutdown in accordance with Section 5(a)(i)(A)
above.

                    In the event that a Waiver Request is granted, WPSC shall
provide PBGC, WHX and USWA with daily status reports on the progress of such
Idling and an estimate of when operations will resume, commencing upon the 8th day following the commencement of such Idling and continuing until operations have resumed (and shall provide a final notice to PBGC, WHX and USWA promptly when operations have resumed).

                    The Parties agree that it shall not be unreasonable for WHX,
USWA and/or PBGC to deny a Waiver Request if such Waiver Request is not given by
WPSC as promptly as practicable after WPSC management has learned of the
Unforeseen Circumstances or determined the applicable Idling to be necessary.

          (d)  (i) On or before the 5th day of each calendar quarter, WPSC shall provide PBGC, WHX and the USWA with a report (a "Maintenance Report")
identifying all maintenance, repairs, upgrades, enhancements, improvements and replacements ("Scheduled Maintenance Items") that WPSC has scheduled during the next 4 calendar quarters. Each Maintenance Report shall contain for each
Scheduled Maintenance Item (A) a reasonably detailed description of such
Scheduled Maintenance Item, (B) the approximate timing of such Scheduled
Maintenance Item, (C) the expected duration of such Scheduled Maintenance Item,
(C) the equipment affected by such Scheduled Maintenance Item (or any new equipment being added or old equipment being removed), (D) the plant or location affected by such Scheduled Maintenance Item, and (E) the number of employees affected by such Scheduled Maintenance Item.

               (ii) Each Maintenance Report shall be accompanied by a
certification by WPSC that (1) no Scheduled Maintenance Item is or will result in a Permanent Shutdown, (2) the Scheduled Maintenance Items and other factors that required the Scheduled Maintenance Items are not of the kind or nature that would lead to a Permanent Shutdown (including a reasonably detailed explanation of why that is the case), and (3) notwithstanding the fact that WPSC does not believe any Scheduled Maintenance Item is or will result in a Permanent
Shutdown, if any such Scheduled Maintenance Item results in the need for or likelihood of a Permanent Shutdown, WPSC shall be required to and shall give 60 days advance written notice of any such Permanent Shutdown in accordance with
Section 5(a)(i)(A) above.

               (iii) WPSC shall not be required to provide the notice required by Section 5(a)(i)(B) with respect to an Idling that (A) is not and will not be a Permanent Shutdown and (B) is solely and exclusively to perform a Scheduled
Maintenance Item that was listed on a Maintenance Report satisfying the requirements of this Section 5(d) and that is performed in accordance with the description of such Scheduled Maintenance Item included in such Maintenance
Report.

                                       12

          (e) WHX, WPC, WPSC, and the USWA hereby acknowledge and agree that the
EAF-Related Closing does not and will not constitute a Permanent Shutdown. WHX, the USWA and PBGC hereby acknowledge and agree that no further notice under
Section 5(a)(i) shall be required with respect to the EAF-Related Closing.
Notwithstanding the foregoing, WPSC hereby certifies that if the EAF-Related
Closing results in the need for or likelihood of a Permanent Shutdown, WPSC shall be required to and shall give 60 days advance written notice of any such
Permanent Shutdown in accordance with Section 5(a)(i)(A) above. Nothing herein shall have any effect on the application or operation of any basic labor agreement between WPSC or WPC (or both) and the USWA after the effective date of the POR.

          (f) WPC hereby agrees to cause WPSC to prepare and deliver all notices and reports required under this Section 5.

     SECTION 6. USWA OBLIGATIONS. The USWA agrees not to contest in any forum the termination of the WHX Pension Plan, the termination date, or the appointment of PBGC as trustee of the WHX Pension Plan. The USWA further agrees not to bring or to support (directly or indirectly) or to fund directly or indirectly any litigation or other proceeding against PBGC and/or WHX and/or the
WHX Pension Plan in connection with the matters referred to in this Agreement, including any litigation or proceeding (A) asserting that participants in the
WHX Pension Plan employed by WPSC, any of the other Debtors or OCC are entitled to Rule of 65 Retirement Benefits or 70/80 Retirement Benefits based on events subsequent to the effective date of the POR (including any Permanent Shutdown),
(B) asserting that participants in the WHX Pension Plan are entitled to any other benefits inconsistent with the provisions of Section 3 of this Agreement, and/or (C) challenging the termination of the WHX Pension Plan, the termination date, or the appointment of PBGC as trustee of the WHX Pension Plan.

     SECTION 7. PBGC OBLIGATIONS. In consideration of the obligations of WHX,
WPC, WPSC and USWA under this Agreement, PBGC agrees: (a) not to institute any supplemental or additional proceedings to terminate the WHX Pension Plan pursuant to Title IV of ERISA prior to the effective date of the POR, except as permitted under or otherwise contemplated by this Agreement; and (b) to withdraw its claims in the Bankruptcy Proceedings.

     SECTION 8. ERISA LIABILITY. The Parties acknowledge and agree that after the effective date of the POR, upon satisfaction of the conditions set forth in
Section 14 of this Agreement, (a) WPC and WPSC will not be part of the same
Controlled Group as WHX, (b) neither WPC nor WPSC will be a Participating
Employer under the WHX Pension Plan, and (c) neither WPC nor WPSC shall have any liability under Section 4007, 4062(b), 4062(c), 4063, 4064 or 4069 of ERISA with respect to the WHX Pension Plan. Nothing contained in this Section 8 shall reduce, impair or otherwise limit any liability that WPC or WPSC would have to
PBGC or WHX if WPC and/or WPSC breaches any of their obligations under this
Agreement.

     SECTION 9. WHX AGREEMENTS. WHX acknowledges and agrees that WHX shall not object to any claim asserted against WHX by PBGC on the grounds that all or any portion of the liability under such claim is not payable by WHX or members of its Controlled Group because (a) such liability should or must be allocated to
WPSC, any of the other Debtors, or OCC, or (b) the amount of liability of WHX and its Controlled Group must be determined under the provisions of Section 4063 or 4064 of ERISA. WHX further acknowledges and agrees that, upon termination of

                                       13

the WHX Pension Plan, the amount of liability of WHX and its Controlled Group for unfunded benefit liabilities under the WHX Pension Plan, if any, shall be determined under the provisions of Section 4062(b) of ERISA, subject to the provisions of this Agreement.

     SECTION 10. DISMISSAL OF TERMINATION LITIGATION. Upon satisfaction of the conditions precedent set forth in Section 14 of this Agreement, PBGC, WHX, and
USWA shall sign a stipulation, and/or such other documents as may be required, to effect the dismissal of the Termination Litigation with prejudice. Nothing in this Agreement shall inhibit, impair or otherwise affect PBGC' s right to seek termination of the WHX Pension Plan as a result of events that take place after the date of this Agreement.

     SECTION 11. INFORMATION AND REPORTS. Each of WHX, WPC and WPSC shall provide to PBGC the information and reports required of such Person pursuant to
Attachment G hereto.

     SECTION 12. NOTICE OF AGREEMENT. USWA shall provide its affected members with a summary of those aspects of this Agreement affecting their rights as participants under the WHX Pension Plan, including, in particular, a summary of
Sections 3, 5, 6 and 15 hereof.

     SECTION 13. PLAN CHANGES; RESTRUCTURING. WHX shall not cease to be the sponsor of the WHX Pension Plan (or any permitted successor pension plan)
without the prior written consent of PBGC. Except as expressly provided in
Section 3(d), WHX shall not amend, supplement or modify the WHX Pension Plan (or any permitted successor pension plan) or otherwise change, spin off or redesign the obligations or rights under the WHX Pension Plan (or any permitted successor pension plan) without the prior written consent of PBGC (which consent shall not be unreasonably withheld); PROVIDED, HOWEVER, that PBGC will not withhold its consent to the spin off of all (but not less than all) of the Handy & Harman participants in the WHX Pension Plan to another Person within the WHX Controlled
Group so long as (a) such spin off complies with the next succeeding sentence and (b) such Person agrees in a writing, satisfactory to PBGC, that (i) such
Person shall not cease to be the sponsor of such spun-off plan (or any permitted successor pension plan) without the prior written consent of PBGC and (ii) such
Person shall not amend, supplement or modify such spun-off plan (or any permitted successor pension plan) or otherwise change, spin off or redesign the obligations or rights under such spun-off plan (or any permitted successor pension plan) without the prior written consent of PBGC (which consent shall not be unreasonably withheld). In any (A) merger or consolidation of the WHX Pension
Plan, or (B) transfer of WHX Pension Plan assets or liabilities, that is subject to Section 414(1) of the Internal Revenue Code (other than a de minimis transaction), the allocation of assets to various priority categories under
Section 4044 of ERISA shall be made using PBGC safe harbor assumptions as specified in Treas. Reg. ss. 1.414(1)-1(b)(5)(ii). WPC, WPSC and their
Affiliates shall not transfer or otherwise restructure any of the operations of
WPSC in any manner such that a Permanent Shutdown could occur at the operations of another Person, unless prior to any such transfer or restructure, such other
Person agrees in writing, in form and substance satisfactory to WHX and PBGC, to comply, together with WPSC, with all obligations of WPSC set forth in this
Agreement, including the inclusion of a provision in the charter of such Person consistent with Section 5(a)(iv)(A) hereof and compliance with this Section 13 with respect to any future transfer or restructure of such operations.

                                       14

     SECTION 14. CONDITIONS PRECEDENT. The obligations and agreements of the
Parties set forth in Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13 hereof are expressly conditioned on satisfaction of the following conditions precedent: (a)
the effective date of the POR shall have occurred; (b) the ESLGB shall have executed and delivered its guarantee with respect to the New Senior Credit
Facility; (c) the initial funding under the New Senior Credit Facility shall have been made by the ESLGB Deadline; and (d) no Permanent Shutdown shall have occurred. The obligations and agreements of the Parties set forth in Sections 2 and 14 shall be binding and unconditional obligations and agreements, and are not conditioned on the satisfaction of the foregoing conditions precedent.

     SECTION 15. FAILURE OF CONDITIONS PRECEDENT. If the conditions precedent described in Section 14 above are not satisfied on or before the ESLGB Deadline, then, (a) within 10 days of the ESLGB Deadline, WHX and the USWA shall enter into a consent judgment terminating the WHX Pension Plan, appointing PBGC trustee of the WHX Pension Plan, and establishing March 7, 2003 as the termination date of the WHX Pension Plan, and (b) WHX and the USWA shall promptly (and in any event within 10 days after requested to do so) execute, deliver and acknowledge, or cause to be executed, delivered and acknowledged, such further documents and instruments and promptly (and in any event within 10 days after requested to do so) do such other acts as PBGC may reasonably request in order to fully effect the entry of such consent judgment. Such consent judgment shall also provide that WHX and its subsidiaries (other than the
Debtors) shall maintain their right to contest the amount of their liability, if any, with respect to the WHX Pension Plan. In addition, upon the entry of such consent judgment (provided, that there has been no Permanent Shutdown prior to entry of such consent judgment), PBGC, WHX, WPC, WPSC and the USWA will acknowledge and agree that (i) the WHX Pension Plan has been terminated as of
March 7, 2003 as a result of the entry of such consent judgment, (ii) there has been no Permanent Shutdown prior to entry of such consent judgment, and (iii)
WHX has no additional liability to PBGC with respect to the WHX Pension Plan under Section 4062(b) of ERISA resulting from any Permanent Shutdown.

     SECTION 16. CONFIDENTIALITY. The confidentiality agreements between PBGC and each of WHX and WPSC, as currently in effect, shall each remain in effect during the term of this Agreement.

     SECTION 17. TERMINATION. This Agreement shall terminate on the earlier of
(a) the date on which all of the Parties consent in writing to such termination or (b) the date on which WHX, or any permitted successor thereto, is no longer a sponsor of the WHX Pension Plan (or any permitted successor pension plan);
PROVIDED, HOWEVER, that the provisions of Section 6 hereof shall survive termination of this Agreement.

     SECTION 18. FURTHER ASSURANCES. Each Party agrees to take such further action and to execute and deliver such further instruments and documents as any other Party may reasonably request to carry out fully, and to accomplish the purposes of, this Agreement

                                       15

     SECTION 19. MISCELLANEOUS.

          (a) NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally, via facsimile transmission (with receipt confirmed), by overnight courier (with receipt confirmed), or by registered or certified mail, postage prepaid, in each case to the Parties at the addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a
Party may have specified by notice given to the other Parties pursuant to this
Section 19(a)).

           If to WHX:

               President
               WHX Corporation
               110 East 59th Street
               New York, NY 10022

          If to PBGC:

               Director
               Corporate Finance and Negotiations Department
               Pension Benefit Guaranty Corporation
               1200 K Street, N.W.
               Washington, D.C. 20005

               and

               General Counsel
               Pension Benefit Guaranty Corporation
               1200 K Street, N.W.
               Washington, D.C. 20005

          If to WPC:

               Wheeling-Pittsburgh Corporation
               1134 Market Street
               Wheeling, WV 26003
               Attention: James G. Bradley, President and CEO

          If to WPSC:

               The Wheeling-Pittsburgh Steel Corporation
               1134 Market Street
               Wheeling, WV 26003
               Attention: James G. Bradley, President and CEO

                                       16

          If to USWA:

               United Steelworkers of America
               Five Gateway Center
               Pittsburgh, PA 15222
               Attention: Paul Whitehead, General Counsel

          All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to
5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

          (b) ASSIGNMENT; SUCCESSORS; THIRD PARTY BENEFICIARIES. No Party may
assign this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other Parties (which consent shall not be unreasonably withheld). This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.
Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever.

          (c) NON-EXCLUSIVE REMEDIES; RESERVATION OF RIGHTS. None of the rights, remedies or privileges expressly provided for in this Agreement shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy and privilege power now or hereafter existing in favor of a
Party, whether at law or in equity, by statute or otherwise. Nothing in this
Agreement shall preclude PBGC from exercising its regulatory, enforcement, litigation or other authority as set forth in ERISA and the Internal Revenue
Code with respect to any Person, other than as expressly provided otherwise in this Agreement.

          (d) ENTIRE AGREEMENT. This Agreement, the Guarantee and any other documents or instruments delivered or to be delivered in connection herewith constitute the entire agreement among the Parties with respect to the subject matter hereof, and supersede the Term Sheet and all other all prior and contemporaneous agreements or understandings, whether written or oral, among the
Parties with respect to the subject matter hereof.

          (e) AMENDMENTS. This Agreement may be amended only by a written instrument executed by the Parties.

          (f) WAIVER. No waiver of any provision of this Agreement shall be effective unless made in writing and signed by an authorized representative of the waiving Party. No waiver of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof.

          (g) SEVERABILITY. If any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect, and the Parties shall use best efforts to replace such void or unenforceable provision of this Agreement with a valid and

                                       17

enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law, and by ERISA, the Internal Revenue Code and
other laws of the United States to the extent they preempt the laws of the State of New York.

          (i) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this paragraph.

          (j) INTERPRETATION. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, as the same may from time to time be amended or supplemented. The headings of the Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. As used in this Agreement, the words "include,"
"includes" and "including" shall be deemed to be followed by the phrase "without limitation." This Agreement shall not be construed in favor of or against either
Party by reason of the extent to which such Party or its professional advisors participated in the preparation of this Agreement or based on a Party's undertaking of any obligation under this Agreement. Any reference in this
Agreement to a "day" or a number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days.

                                       18

          IN WITNESS WHEREOF, the Parties have each executed this Agreement as of the date set forth above.

                                                  PENSION BENEFIT GUARANTY
                                                  CORPORATION

                                                  By: /s/ Steven A. Kandarian
                                                      --------------------------
                                                  Steven A. Kandarian
                                                  Executive Director

                                                  WHX CORPORATION

                                                  By: /s/ Ronald LaBow
                                                      --------------------------
                                                  Ronald LaBow
                                                  Chairman

                                                  By: /s/ Stewart Tabin
                                                      --------------------------
                                                  Stewart Tabin
                                                  Assistant Treasurer

                                                  WHEELING-PITTSBURGH
                                                  CORPORATION

                                                  By: /s/ James Bradley
                                                      --------------------------
                                                  Name:
                                                  Title:

                                                  WHEELING-PITTSBURGH STEEL
                                                  CORPORATION

                                                  By: /s/ James Bradley
                                                      --------------------------
                                                  James Bradley
                                                  Chief Executive Officer

                                       19

                                                  UNITED STEELWORKERS OF
                                                  AMERICA, AFL-CIO-CLC

                                                  By: /s/ Leo W. Gerard
                                                      --------------------------
                                                  Name: Leo W. Gerard    7/31/03
                                                  Title: International President

ATTACHMENTS

Attachment A  Amendment to WHX Pension Plan
Attachment B  Required Credit Balance
Attachment C  LaBow Guarantee
Attachment D  Agreement for Appointment of Trustee and Termination of Plan
Attachment E  WPSC Amended and Restated Certificate of Incorporation
Attachment F  WPC Second Amended and Restated Certificate of Incorporation
Attachment G  Information and Reports

                                  ATTACHMENT A

                                WHX PENSION PLAN
                                   SCHEDULE A
                      WHEELING-PITTSBURGH STEEL CORPORATION
                         BARGAINING UNIT PENSION PROGRAM

                               PROGRAM SCHEDULE 4

                    RETIREMENT ENHANCEMENTS FOR PARTICIPANTS
                     WHO ELECT RETIREMENT AFTER RATIFICATION
                              OF THE 2003 AGREEMENT

     As provided in the agreement entered into on July 31, 2003 by and among WHX
Corporation (the "Company"), the Pension Benefit Guaranty Corporation ("PBGC"),
Wheeling-Pittsburgh Corporation, Wheeling-Pittsburgh Steel Corporation ("WPSC")
and the United Steelworkers of America, AFL-CIO-CLC (the "2003 Agreement"), WPSC
will offer, by Seniority, up to 650 retirement enhancements set forth in Section
3 of this Program Schedule 4, consisting of (1) unreduced regular pension, (2)
the Special Payment provided in Section 13.2 of the Plan, and (3) the Surviving
Spouse Benefit provided in Section 4.1 of the Plan. Such retirement enhancements shall be available until the occasion of the 650th severance. A severance is an individual who was accruing seniority as of July 31, 2003 severing employment.

     This Program Schedule 4 provides for the payment of certain special pension benefits from the Plan to those Participants who are entitled to receive a retirement enhancement benefit under this Program Schedule 4.

     1. ELIGIBILITY. Eligibility to receive the additional benefits provided by this Program Schedule 4 is limited to those Participants who as of July 1, 2003, were accruing pension continuous service and as of July 1, 2003 meet at least the age and service requirements for (a) a Normal Retirement as provided in paragraph 2.1 of Schedule A,(b) a 62/15 Retirement as provided in paragraph 2.2 of Schedule A, (c) a 55/30 Year Retirement as provided in paragraph 2.3 of
Schedule A, or (d) a 60/15 Retirement, as provided in paragraph 2.4 of Schedule
A. In addition, a Participant shall not be eligible to receive a retirement enhanced benefit under this Program Schedule 4 until such time as the
Participant has executed and has not revoked a release in a form satisfactory to the Company, unless the right to a release is waived by the Company.

     2. APPLICATION PERIOD. There will be a period during which eligible
Participants may apply for and be granted retirement enhancements. This period shall begin on the ratification date, and shall end on the date of the 650th severance.

     WPSC will send written notice to each Participant who meets the age and service requirements for the retirement enhancement program. Participants will have an opportunity to apply for a retirement enhancement by returning an application within a prescribed period. Within seven days after the close of such application period, WPSC will notify all applicant Participants in writing whether their applications have been granted or denied.

     To receive a retirement enhancement, applicants whose retirement enhancement requests are granted must retire no later than January 31, 2004.
Failure of a Participant to so retire shall render the Participant ineligible for a retirement enhancement.

     WPSC shall have the right to defer retirement of any Participant who elects to retire under the terms of the retirement enhancement program by up to three months if necessary in order to ensure the availability of qualified
Participants; in extraordinary circumstances WPSC may extend such deferral for up to an additional three months.

     3. RETIREMENT ENHANCEMENTS. With respect to a Participant who shall become entitled to a retirement enhancement in accordance with this Program Schedule 4, such retirement enhancement shall include the following benefits from the Plan:

        (A)   UNREDUCED REGULAR PENSION. The Participant shall receive an unreduced regular pension of $40 per month multiplied by years of continuous service through July 31, 2003.

        (B)   SPECIAL PAYMENT. The Participant shall be eligible to receive the
              Special Payment as provided in paragraph 3.2 of Schedule A.

        (C)   SURVIVING SPOUSE BENEFIT. If tile Participant has 15 years of continuous service as of July 31, 2004, the Participant shall be eligible for a Surviving Spouse Benefit as provided in Article 4 of Schedule A based on the pension amount provided in paragraph
              (a) of this section.

     In the event that a Participant's retirement pursuant to the retirement enhancement program has been deferred by WPSC, and such Participant dies prior to his actual retirement, there shall be paid in respect of such a Participant a special payment of $10,000 to the Participant's surviving spouse, if any, or the
Co-Pensioner if such option was elected by such Participant for the regular pension.

                                  ATTACHMENT B

                                  ATTACHMENT B

WHX shall maintain the "Required Credit Balance" throughout the term of this agreement as follows. WHX shall make such additional contributions to the WHX
Pension Plan that are necessary to insure that the WHX Pension Plan's Required
Credit Balance is preserved as of the end of each Plan Year.

The "Required Credit Balance" shall be determined as follows:

1. The Required Credit Balance as of December 31, 2002 is zero.

2. For each Plan Year ending December 31, 2003 and thereafter for so long as this Agreement is in effect, the WHX Pension Plan's Required Credit Balance shall be equal to the sum of (a), (b) and (c) below, where

(a) is the WHX Pension Plan's Required Credit Balance as of the end of the prior
Plan Year; and

(b) is interest on the prior Plan Year's Required Credit Balance calculated at the WHX Pension Plan's Funding Interest Rate; and

(c) is the amount, if any, required to be contributed to the WHX Pension Plan pursuant to Section 4(a) of this Agreement as a result of purchases or acquisitions of the Senior Notes during the Plan Year.

                                  ATTACHMENT C

                                    GUARANTEE

     THIS GUARANTEE (this "Guarantee"), dated as of July 31, 2003, is made by
Ronald LaBow (together with his heirs, distributees, executors, administrators, and legal and personal representatives, the "Guarantor"), in favor of and for the benefit of the Pension Benefit Guaranty Corporation (the "PBGC").

     Reference is made to the Agreement dated as of July 31, 2003 (as amended, modified or supplemented from time to time, the "Settlement Agreement"), by and among PBGC, WHX Corporation ("WHX"), Wheeling-Pittsburgh Corporation ("WPC"),
Wheeling-Pittsburgh Steel Corporation ("WPSC") and the United Steelworkers of
America, AFL-CIO-CLC ("USWA"). Capitalized terms used in this Guarantee but not defined in this Guarantee shall have the meanings assigned to such terms in the
Settlement Agreement.

     The Guarantor is the Chairman of the Board of WHX, holds (directly or indirectly) a substantial equity interest in WHX and has other financial interests in WHX and, therefore, will derive substantial direct and indirect benefit from PBGC's execution, delivery and performance of the Settlement
Agreement. To induce PBGC to enter into the Settlement Agreement, the Guarantor has agreed to guarantee the payment of any Notice Failure Damages, together with any fees or expenses incurred in connection with the enforcement of this
Guarantee. It is a condition to the effectiveness of the Settlement Agreement that the Guarantor execute and deliver this Guarantee. Accordingly, to induce
PBGC to enter into the Settlement Agreement, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

     1.  GUARANTEE. (a) The Guarantor hereby unconditionally and irrevocably, as a primary obligor and not merely as a surety, guarantees to PBGC and its successors, indorsees, transferees and assigns, the prompt and complete payment by WED( of any Notice Failure Damages; PROVIDED, HOWEVER, that notwithstanding anything in this Guarantee to the contrary, the maximum liability of the
Guarantor under this Section 1(a) shall in no event exceed Two Hundred Fifty
Thousand Dollars ($250,000).

         (b) The Guarantor further agrees to pay any and all reasonable fees and expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by PBGC in enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee (such fees and expenses, together with any Notice Failure Damages, the "Guaranteed
Obligations").

         (c) The Guarantor agrees that the Guaranteed Obligations may exceed the amount of the liability of the Guarantor hereunder without impairing this
Guarantee or affecting the rights and remedies of PBGC hereunder.

         (d) No payment or payments made by WHX, any other guarantor or any other Person or received or collected by PBGC from WHX, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder, who shall, notwithstanding any such payment or payments other than payments made by the
Guarantor in respect of the Guaranteed Obligations, remain liable for the
Guaranteed Obligations up to the maximum liability of the Guarantor hereunder until such Guaranteed Obligations are paid in full.

         (e) This Guarantee constitutes a guarantee of payment when due and not of collection, and the Guarantor waives any right to require that resort be had by PBGC to any security held for payment of any Guaranteed Obligations.

     2. NO SUBROGATION. Notwithstanding any payment or payments made by the
Guarantor hereunder, the Guarantor shall not be entitled to be subrogated to any of the rights of PBGC against WHX or any other guarantor or any collateral security or guarantee or right of offset held by PBGC for the payment of any
Guaranteed Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from WHX or any other guarantor in respect of payments made by the Guarantor hereunder. If any amount shall be paid to the
Guarantor on account of such subrogation rights at any time when all Guaranteed
Obligations shall not have been paid in full, such amount shall be held by the
Guarantor in trust for PBGC, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to PBGC in the exact form received by the Guarantor (duly indorsed by the Guarantor to PBGC, if required), to be applied against any Guaranteed Obligations.

     3. AMENDMENTS, ETC.; WAIVER OF RIGHTS. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the
Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any Guaranteed Obligations made by PBGC may be rescinded by PBGC, and any Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by PBGC, and the Settlement Agreement may be amended, modified or supplemented, in whole or in part, as PBGC may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by PBGC for the payment of any Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. PBGC shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for any Guaranteed Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, PBGC may, but shall be under no obligation to, make a similar demand on WHX or any other guarantor, and any failure by the PBGC to make any such demand or to collect any payments from WHX or any such other guarantor or any release of WHX or such other guarantor shall not relieve the Guarantor of his obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of PBGC against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     4. GUARANTEE ABSOLUTE AND UNCONDITIONAL. The Guarantor waives any and all notice of the creation or accrual of any Guaranteed Obligations and notice of or

                                       2

proof of reliance by PBGC upon this Guarantee or acceptance of this Guarantee;
and all dealings between WHX and the Guarantor, on the one hand, and PBGC, on the other hand, shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon WHX or the Guarantor with respect to any Guaranteed Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Settlement Agreement, any
Guaranteed Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by PBGC,
(b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by WHX against
PBGC, or (c) any other circumstance whatsoever (with or without notice to or knowledge of WHX or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of WHX for any Guaranteed
Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the
Guarantor, PBGC may, but shall be under no obligation to, pursue such rights and remedies as it may have against WHX or any other Person or against any collateral security or guarantee for any Guaranteed Obligations or any right of offset with respect thereto, and any failure by PBGC to pursue such other rights or remedies or to collect any payments from WHX or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of WHX or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the
Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of PBGC against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and his heirs, distributees, executors, administrators and legal and personal representatives, and shall inure to the benefit of PBGC and its successors, indorsees, transferees and assigns.

     5. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by PBGC upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of WHX or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, WHX or the Guarantor or any substantial part of its or his property, or otherwise, all as though such payments had not been made.

     6. PAYMENTS. The Guarantor hereby guarantees that payments hereunder will be paid to PBGC without set-off or counterclaim in U.S. Dollars by wire transfer to any bank account designated by PBGC in writing.

     7. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to
PBGC that: (a) this Guarantee has been duly and validly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the
Guarantor, enforceable against the Guarantor in accordance with its terms; and
(b) neither the execution and delivery by the Guarantor of this Guarantee nor compliance with the terms and provisions hereof by the Guarantor will require any action by or in respect of, or filing with, any governmental body, agency or

                                       3

official or contravene or constitute a default under, or require any consent under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon the
Guarantor or result in the creation or imposition of any lien on any of his assets.

     8. NOTICES. All notices, requests, demands and other communications required or permitted under this Guarantee shall be given or made in accordance with the provisions of Section 16(a) of the Settlement Agreement:

        (a) if to PBGC, at its address or transmission number for notices provided in Section 16(a) of the Settlement Agreement; and

        (b) if to the Guarantor, at its address or transmission number for notices set forth on the signature page hereto.

     9. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10. ENTIRE AGREEMENT. This Guarantee represents the agreement of the
Guarantor with respect to the subject matter hereof and there are no promises or representations by PBGC relative to the subject matter hereof not reflected herein.

     11. AMENDMENTS IN WRITING; NO WAIVER CUMULATIVE REMEDIES. (a) None of the
terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and
PBGC; PROVIDED that any provision of this Guarantee may be waived by PBGC in a letter or agreement executed by PBGC or by facsimile transmission from PBGC.

         (b) PBGC shall not by any act (except by a written instrument pursuant to paragraph (a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof No failure to exercise, nor any delay in exercising, on the part of PBGC, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by PBGC of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which PBGC would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     12. SECTION HEADINGS. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                                       4

     13. ASSIGNMENT. The Guarantor may not assign this Guarantee or any of
Guarantor's rights or obligations hereunder without the prior written consent of
PBGC.

     14. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

     15. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY WAIVES ALL RIGHT TO TRIAL BY
JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND ARISING FROM
OR RELATING TO THIS GUARANTEE. THE GUARANTOR HEREBY ACKNOWLEDGES THAT THIS IS A
WAIVER OF A LEGAL RIGHT AND THAT THE GUARANTOR MAKES THIS WAIVER VOLUNTARILY AND
KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL
OF HIS CHOICE. THE GUARANTOR HEREBY AGREES THAT ALL SUCH CLAIMS, DEFENSES,
COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT
JURISDICTION, WITHOUT A JURY.

     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the day and year first above written.

Address for Notices:

Ronald LaBow
c/o WHX Corporation                              -------------------------------
110 East 59th Street                             Ronald LaBow
New York, NY 10022

                                       5

                                  ATTACHMENT D

                          AGREEMENT FOR APPOINTMENT OF
                         TRUSTEE AND TERMINATION OF PLAN

     This is an AGREEMENT between the Pension Benefit Guaranty Corporation
("PBGC") and WHX Corporation.

                                    RECITALS:

     A. PBGC is a United States government agency established by Title IV of the
Employee Retirement Income Security Act of 1974, AS AMENDED, 29 U.S.C. ss.ss.
1301-1461 ("ERISA").

     B. WHX Corporation ("Company") is a corporation organized under the laws of
Delaware, with its principal place of business located in New York, New York.

     C. Effective December 1, 1997, Wheeling Pittsburgh Steel Company, a
subsidiary of the Company, established the WHX Pension Plan (the "Plan")
(formerly known as the Wheeling Pittsburgh Steel Company Bargaining Unit Pension
Plan). The Company assumed the Plan effective June 10, 1998.

     D. The Plan is an employee pension benefit plan to which 29 U.S.C. ss.
1321(a) applies and is not exempt under 29 U.S.C. ss. 1321(b). The Plan is therefore covered by Title IV of ERISA.

     E. The Company is the administrator of the Plan within the meaning of 29
U.S.C. ss.ss. 1002(16) and 1301(a)(1).

     F. On [TERMINATION DATE], the Company was a contributing sponsor of the
Plan within the meaning of 29 U.S.C. ss. 1301(a)(13).

     G. PBGC has issued to the Company a Notice of Determination under 29 U.S.C.
ss. 1342(a) that the Plan should be terminated under 29 U.S.C. ss. 1342(c).

     NOW THEREFORE, THE PARTIES AGREE:

     1. The Plan is terminated under 29 U.S.C. ss. 1342(c).

     2. The Plan termination date is [TERMINATION DATE], under 29 U.S.C. ss.
1348.

     3. PBGC is appointed trustee of the Plan under 29 U.S.C. ss. 1342(c).

     4. WHX Corporation and any other person having possession or control of any records, assets or other property of the Plan shall convey and deliver to
PBGC such records, assets or property.

     5. PBGC will have, with respect to the Plan, all of the rights and powers of a trustee specified in ERISA or otherwise granted by law. The persons signing this Agreement are authorized to do so. The Agreement will take effect on the date the last person signs below.

                                                           WHX CORPORATION

Dated:                                 By:
      ---------------                     --------------------------------------

                                          --------------------------------------
                                          PRINT NAME AND TITLE OF PERSON SIGNING
                                          AS PLAN ADMINISTRATOR

                                          PENSION BENEFIT GUARANTY CORPORATION

Dated:                                    By:
      ---------------                        -----------------------------------

                                  ATTACHMENT E

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                      WHEELING-PITTSBURGH STEEL CORPORATION

     Incorporated pursuant to a Certificate of Incorporation initially filed by W-P Steel Corporation with the Secretary of State
                 OF THE STATE OF DELAWARE ON NOVEMBER 20, 1990

     Wheeling-Pittsburgh  Steel  Corporation,  a  Delaware  corporation,  hereby certifies that this Amended and Restated  Certificate of Incorporation  has been duly adopted in accordance  with the  provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware:

     FIRST: The name of the corporation is:

                    Wheeling-Pittsburgh Steel Corporation.

     SECOND:  The address of its  registered  office in the State of Delaware is
1209 Orange Street, in the City of Wilmington,  County of New Castle, 19801. The
name of its registered agent at such address is The Corporation Trust Company.

     THIRD:  The  purpose of the  corporation  is to engage in any lawful act or activity for which  corporations may be organized under the General  Corporation
Law of the State of Delaware.

     FOURTH:  The total number of shares of capital stock which the  corporation shall have authority to issue is Three Thousand  (3,000) shares of Common Stock,
$0.01 par value per share, amounting in the aggregate to Thirty Dollars ($30.00)
of capital stock.

     FIFTH: The Corporation is to have perpetual existence.

     SIXTH:  The  following  provisions  are inserted for the  management of the business and for the conduct of the affairs of the  corporation and for defining and regulating the powers of the corporation and its directors and  stockholders and are in  furtherance  and not in limitation of the powers  conferred upon the corporation by statute:

     (a) The election of directors need not be by written ballot.

     (b) The board of directors shall have the power and authority:

         (1)  to adopt, amend or repeal by-laws of the corporation, subject only to such limitation, if any, as may be from time to time imposed by law or by the by-laws; and

                                      -2-

         (2)  to the full extent permitted or not prohibited by law, and without the consent of or other action by the  stockholders,  to authorize or create  mortgages,  pledges or other liens or encumbrances upon any or all of the assets,  real, personal or mixed, and franchises of the  corporation,  including  after-acquired  property,  and to exercise  all  of the  powers  of the  corporation  in  connection therewith; and

         (3)  subject to any provision of the by-laws,  to determine whether, to what  extent,  at what times and places and under what  conditions and regulations the accounts,  books and papers of the corporation
              (other than the stock  ledger),  or any of them,  shall be open to the inspection of the stockholders,  and no stockholder shall have any right to inspect any account, book or paper of the corporation except as conferred by statute or  authorized by the by-laws or by the board of directors.

     SEVENTH:  No director of the corporation  shall be personally liable to the corporation  or to any of its  stockholders  for monetary  damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability;  provided,  however, that to the extent required from time to time by applicable  law, this Article Seventh shall not eliminate or limit the liability of a director,  to the extent such liability is provided by applicable  law, (i)
for any  breach of the  director's  duty of loyalty  to the  corporation  or its stockholders,  (ii) for acts or  omissions  not in good  faith or which  involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of
Title 8 of the Delaware Code or (iv) for any transaction from which the director derived an improper personal benefit.  No amendment to or repeal of this Article
Seventh shall apply to or have any effect on the liability or alleged  liability of any director  for or with  respect to any acts or omissions of such  director occurring prior to the effective date of such amendment or repeal.

     EIGHTH: Notwithstanding anything to the contrary set forth herein:

     (a) The  Corporation  shall  not have  the  power  to  effect a  "permanent shutdown  of any  plant,  department  or  substantial  portion  thereof"  of the
Corporation,  as such quoted phrase is used in the defined  benefit pension plan
(the "WHX Pension Plan") sponsored by WHX Corporation  (such  corporation or its successor,  if any, "WHX") (a "Permanent  Shutdown"),  without (i) providing WHX and the Pension Benefit Guaranty Corporation (such corporation or its successor, if any, the "PBGC") with at least sixty (60) days advance written notice thereof and  (ii)  obtaining  the  approval  of  such  Permanent  Shutdown  by  (A)  the affirmative  vote of at  least a  majority  of the  entire  Board  of  Directors
(including  at least a  majority  of the  Independent  Director(s)  (as  defined below)) of the Corporation and (B) until  Wheeling-Pittsburgh  Corporation (such corporation  or its  successor,  if any,  "WPC") ceases to possess,  directly or indirectly, the power to direct or cause the direction of management or policies of the  Corporation  (whether  through  ownership of securities,  by contract or otherwise),  the affirmative  vote of at least a majority of the entire Board of

                                      -3-

Directors (including at least a majority of the Independent Director(s)) of WPC.
No  officer  of the  Corporation  shall  take any  action to effect a  Permanent
Shutdown,  unless all of the conditions set forth in the  immediately  preceding sentence have been satisfied.

     (b) The Board of Directors of the Corporation shall at all times include at least one independent director (each such person, an "Independent Director"), as such term is used in Rule 303 of the  Rules of the New York  Stock  Exchange  as
such  Rule  is in  existence  on the  date of  filing  of  this  Certificate  of
Incorporation  or as such  Rule may be  subsequently  amended,  supplemented  or restated from time to time.

     (c)  The  Board  of  Directors  of the  Corporation  (i)  shall  cause  the
Corporation  to adopt and  implement,  within  thirty (30) days of the filing of this Certificate of Incorporation, reasonable procedures and policies reasonably calculated to attain compliance with the obligations and responsibilities of the
Corporation  set  forth in the  Agreement,  dated  as of  _________,  among  the
Corporation,  WPC,  WHX,  the  PBGC  and the  United  Steelworkers  of  America,
AFL-CIO-CL and (ii) shall annually review such policies and procedures.

     (d) No portion of this Article Eighth may be modified or amended in any way until the first to occur of (i) the tenth  anniversary  of the date of filing of this  Certificate of  Incorporation,  or (ii) the termination of the WHX Pension
Plan in accordance with Title IV of the Employee  Retirement Income Security Act
of 1974, as amended, or (iii) the Corporation's receipt from the PBGC of written authorization  of the proposed  modification or amendment;  provided,  that this
Article Eighth shall be inapplicable upon the occurrence of either of the events specified in clauses (i) or (ii) or upon the Corporation's receipt from the PBGC of written approval of the inapplicability of this Article Eighth.

Signed this ___ day of _______, 2003.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                  ATTACHMENT F

                           SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         WHEELING-PITTSBURGH CORPORATION

     Incorporated pursuant to a Certificate of Incorporation initially filed with the Secretary of State of the State of Delaware on June 27, 1920
                   UNDER THE NAME WHEELING STEEL CORPORATION

            Wheeling-Pittsburgh  Corporation,  a  Delaware  corporation,  hereby certifies that this Second Amended and Restated Certificate of Incorporation has
been duly adopted in  accordance  with the  provisions of Sections 228, 242, and
245 of the General  Corporation  Law of the State of Delaware (the "DGCL"),  and
notice  thereof has been given in accordance  with the provisions of Section 228 of the General Corporation Law of the State of Delaware:

            FIRST:   The  name  of  the   Corporation   is   Wheeling-Pittsburgh
Corporation.

            SECOND:  The address of the Corporation's  registered offices in the
State of Delaware is 1209 Orange Street,  Corporation  Trust Center, in the city of  Wilmington,  County  of New  Castle,  19801.  The  name and  address  of the
Corporation's registered agent at such address is The Corporation Trust Company.

            THIRD:  The nature of the  business  and purposes to be conducted or promoted by the Corporation are as follows:

            To engage in any manufacturing,  construction,  mercantile, selling, management, service or other business, operation or activity, and to promote  any  activity  which  may  be  lawfully  carried  on  by  a corporation  organized under the DGCL, whether or not related to the foregoing,  and to have and exercise all of the powers  conferred by the laws of the State of Delaware upon corporations  incorporated or organized under the DGCL.

            FOURTH: The total number of shares of all classes of stock which the
Corporation  shall have  authority to issue is  100,000,000  shares,  consisting solely of:

            80,000,000 shares of common stock, par value $.01 per share ("Common
Stock"); and

            20,000,000 shares of  preferred  stock,  par value  $.001 per share
("Preferred Stock").

            The Corporation  shall not issue any nonvoting equity  securities to the extent prohibited by section 1123 of title 11 of the United States Code (the
"Bankruptcy  Code")  as  in  effect  on  the  effective  date  of  the  Plan  of
Reorganization  approved in  connection  with Case Nos.  00-43394  to  00-43402, jointly administered in the United States Bankruptcy Court, Northern District of

Ohio (the "PLAN of REORGANIZATION");  provided, however, that this paragraph (a)
will have no further force and effect beyond that required under section 1123 of the Bankruptcy  Code,  (b) will have such force and effect,  if any, only for so long as such section of the  Bankruptcy  Code is in effect and applicable to the
Corporation,  and (c) in all events may be amended or  eliminated  in accordance with such applicable law as from time to time may be in effect.

            The   following  is  a  statement   of  the  powers,   designations,
preferences, privileges, and relative rights in respect of each class of capital stock of the Corporation.

            A. COMMON STOCK.

            1.  GENERAL.  The voting,  dividend  and  liquidation  rights of the holders  of Common  Stock are  subject  to and  qualified  by the  rights of the holders of Preferred Stock.

            2. VOTING.  Except as provided  herein,  the holders of Common Stock are  entitled to one vote for each share held at all  meetings  of  stockholders
(and written actions in lieu of meetings). There shall be no cumulative voting.

            3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully  available  therefor if, as and when determined by the Board of  Directors  and  subject  to any  preferential  dividend  rights  of any then outstanding shares of Preferred Stock.

            4.   LIQUIDATION.   Upon  the  dissolution  or  liquidation  of  the
Corporation,  whether voluntary or involuntary,  holders of Common Stock will be entitled to receive all assets of the Corporation  available for distribution to its  stockholders,  subject to any  preferential  rights of any then outstanding shares of Preferred Stock.

            B. PREFERRED STOCK.

            Shares of Preferred  Stock may be issued from time to time in one or more series, each of such series to have such powers, designations, preferences, and relative, participating, optional, or other special rights, if any, and such qualifications and restrictions,  if any, of such preferences and rights, as are stated or expressed in the  resolution or  resolutions of the Board of Directors providing  for such series of  Preferred  Stock.  Different  series of Preferred
Stock shall not be construed to constitute  different  classes of shares for the purposes of voting by classes unless expressly so provided in such resolution or resolutions.

            Authority is hereby  granted to the Board of Directors  from time to time to issue the Preferred Stock in one or more series,  and in connection with the creation of any such series,  by resolution or  resolutions to determine and
fix  the  powers,  designations,   preferences,  and  relative,   participating,
optional,   or  other  special  rights,  if  any,  and  the  qualifications  and restrictions,  if  any,  of  such  preferences  and  rights,  including  without
limitation  dividend  rights,   conversion  rights,   voting  rights  (if  any),
redemption privileges, and liquidation preferences,  of such series of Preferred

                                       2

Stock (which need not be uniform among series), all to the fullest extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation  or  issuance of any series of  Preferred  Stock may provide  that such series shall be superior to, rank equally  with,  or be junior to the  Preferred
Stock of any other  series,  all to the  fullest  extent  permitted  by law.  No resolution,  vote,  or  consent  of the  holders  of the  capital  stock  of the
Corporation shall be required in connection with the creation or issuance of any shares of any series of Preferred  Stock  authorized by and  complying  with the conditions of this Second Amended and Restated Certificate of Incorporation, the
right to any such  resolution,  vote, or consent being  expressly  waived by all
present  and  future   holders  of  the  capital   stock  of  the   Corporation.
Notwithstanding  the foregoing,  no class or series of Preferred  Stock shall be authorized  for issuance in connection  with the adoption by the  Corporation of what is  commonly  known as a "poison  pill"  plan or any  similar  shareholders rights plan unless such plan is first approved (a) by at least a majority of all of the members of the Board of Directors  and by the holders of the voting stock of the Corporation or (b) by at least two-thirds  (2/3rds) of all of the members of the Board of Directors.

            Any  resolution  or  resolutions  adopted by the Board of  Directors pursuant to the  authority  vested in them by this  Article  Fourth shall be set forth in a certificate of  designation  along with the number of shares of stock of such series as to which the  resolution or  resolutions  shall apply and such certificate shall be executed, acknowledged,  filed, recorded, arid shall become effective, in accordance with ss.103 of the General Corporation Law of the State of Delaware.  Unless  otherwise  provided in any such resolution or resolutions, the  number of shares of stock of any such  series to which such  resolution  or resolutions apply may be increased (but not above the total number of authorized shares of the class) or  decreased  (but not below the number of shares  thereof then outstanding) by a certificate  likewise executed,  acknowledged,  filed and recorded,  setting  forth a  statement  that a  specified  increase  or decrease therein has been authorized and directed by a resolution or resolutions likewise adopted by the Board of  Directors.  In case the number of such shares  shall be decreased, the number of shares so specified in the certificate shall resume the status  which  they  had  prior  to the  adoption  of the  first  resolution  or resolutions. When no shares of any such class or series are outstanding,  either because  none were issued or because  none  remain  outstanding,  a  certificate setting forth a resolution or resolutions adopted by the Board of Directors that none of the authorized shares of such class or series are outstanding,  and that none will be issued subject to the certificate of designations  previously filed with respect to such class or series, may be executed,  acknowledged,  filed and recorded in the same manner as previously described and it shall have the effect of eliminating  from the certificate of  incorporation  all matters set forth in the certificate of  designations  with respect to such class or series of stock.
If no  shares  of any such  class  or  series  established  by a  resolution  or resolutions  adopted  by the Board of  Directors  have been  issued,  the voting powers, designations, preferences and relative, participating, optional or other rights, if any, with the  qualifications,  limitations or restrictions  thereof, may be amended by a resolution or resolutions adopted by the Board of Directors.
In the event of any such  amendment,  a  certificate  which (i)  states  that no shares of such class or series have been issued, (ii) sets forth the copy of the amending resolution or resolutions and (iii) if the designation of such class or series  is  being  changed,  indicates  the  original  designation  and  the new designation, shall be executed, acknowledged,  filed, recorded, and shall become effective, in accordance with ss.103 of the General Corporation Law of the State of Delaware.

            FIFTH: This provision is inserted for the management of the business and for the  conduct of the  affairs of the  Corporation  and for  defining  and regulating the powers of the Corporation and its directors and is in furtherance and not in limitation of the powers  conferred upon the  Corporation by statute.
The Board of Directors shall have the power and authority:  (i) to adopt,  amend or repeal By-Laws of the Corporation,  subject only to such limitations, if any, as may be from time to time imposed by other provisions of this Certificate,  by law, or by the By-Laws;  and (ii) to the full extent permitted or not prohibited by law,  and  without  the consent of or other  action by the  stockholders,  to authorize or create  mortgages,  pledges or other liens or encumbrances upon any or  all  of  the  assets,  real,  personal  or  mixed,  and  franchises  of  the
Corporation,  including  after-acquired  property,  and to  exercise  all of the powers of the Corporation in connection therewith.

            SIXTH: No director of the Corporation  shall be personally liable to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability;  PROVIDED,  HOWEVER, that to the extent required from time to time by applicable law, this Article Sixth shall not eliminate or limit the liability of a director,  to the extent such liability is provided by applicable law, (i) for any  breach  of  the  director's  duty  of  loyalty  to the  corporation  or its stockholders,  (ii) for acts or  omissions  not in good  faith or which  involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of
Title 8 of the  Delaware  Code,  or (iv) for any  transactions  from  which  the director derived an improper personal benefit. No amendment to or repeal of this
Article  Sixth  shall  apply to or have any effect on the  liability  or alleged liability  of any  director for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

            SEVENTH:  The Corporation  shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of Delaware,  as amended from time to time,  indemnify each person who was or is a party or is threatened to be made a party to any  threatened,  pending  or  completed  action,  suit or  proceeding, whether civil, criminal,  administrative or investigative, by reason of the fact that he is or was,  or has  agreed to  become,  a  director  or  officer  of the
Corporation, or is or was serving, or has agreed to serve, at the request of the
Corporation,  as a  director,  officer or trustee  of, or in a similar  capacity with, another corporation, partnership, joint venture, trust or other enterprise
(including  any employee  benefit  plan),  or by reason of any action alleged to have been taken or omitted in such  capacity,  against all  expenses  (including attorneys' fees),  judgments,  fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom.

                                        4

            Indemnification  may include  payment by the Corporation of expenses in defending an action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay  such  payment  if it is  ultimately  determined  that such  person is not entitled to indemnification under this Article Seventh, which undertaking may be accepted without  reference to the financial ability of such person to make such repayment.

            The  Corporation   shall  not  indemnify  any  such  person  seeking
indemnification  in connection with a proceeding (or part thereof)  initiated by such  person  unless  the  initiation  thereof  was  approved  by the  Board  of
Directors.

            The  indemnification  rights  provided in this  Article  Seventh (i)
shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law,  agreement or vote of stockholders  or  disinterested directors  or  otherwise,  and (ii)  shall  inure to the  benefit  of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized  from time to time by its Board of Directors,  grant  indemnification rights to other  employees or agents of the Corporation or other persons serving the  Corporation  and such rights may be equivalent to, or greater or less than, those set forth in this Article Seventh.

            EIGHTH: Whenever a compromise or arrangement is proposed between the
Corporation  and  its  creditors  or  any  class  of  them  and/or  between  the
Corporation  and its  stockholders  or any class of them, any court of equitable jurisdiction  within the State of Delaware may, on the  application in a summary way of the  Corporation  or of any  creditor  or  stockholder  thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions  of ss.291 of Title 8 of the Delaware Code or on the  application  of trustees in  dissolution  or of any  receiver  or  receivers  appointed  for the
Corporation  under the  provisions  of ss.279 of Title 8 of the  Delaware  Code, order  a  meeting  of  the  creditors  or  class  of  creditors,  and/or  of the stockholders or class of stockholders of the Corporation, as the case may be, to be  summoned  in such a manner as the said court  directs.  If a majority of the number representing three-fourths (3/4ths) in value of the creditors or class of
creditors,   and/or  of  the  stockholders  or  class  of  stockholders  of  the
Corporation,  as the case may be, agree to any compromise or arrangement  and to any  reorganization  of the  Corporation as a consequence of such  compromise or arrangement, the compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said  application has been made, be binding on all  creditors  or  class  of  creditors,  and/or  stockholders  or  class of stockholders  of  the  Corporation,  as  the  case  may  be,  and  also  on  the
Corporation.

            NINTH:  The Board of Directors,  when  considering a tender offer or merger or  acquisition  proposal,  shall take into  account  potential  economic benefits to  stockholders,  including  without  limitation,  a comparison of the proposed  consideration  to be received by  stockholders in relation to the then current market price of the  Corporation's  capital stock, the estimated current value of the Corporation in a freely negotiated  transaction,  and the estimated future  value of the  Corporation  as an  independent  entity  and may take into account  such  other  factors as the Board of  Directors  deems  appropriate  in exercising its fiduciary duties.

            TENTH: Any action required or permitted to be taken by the stockholders of the Corporation may be taken only at a duly called annual or special meeting of the stockholders, and not by written consent in lieu of such

                                        5

a meeting, and special meetings of stockholders may be called only by the
Chairman of the Board of Directors, the President, or a majority of the Board of
Directors.

            ELEVENTH:  Notwithstanding anything to the contrary set forth herein
(including, without limitation, Article THIRD hereof):

            (a) The  Corporation  shall not have the power to  approve a
"permanent shutdown of any plant,  department or substantial portion thereof' of
Wheeling - Pittsburgh Steel Corporation  ("WPSC"), as such quoted phrase is used in the defined  benefit  pension plan (the "WHX Pension Plan")  sponsored by WHX
Corporation  (such  corporation  or its  successor,  if  any,  "WHX")  (a  "WPSC
Permanent Shutdown"), without (1) providing WHX and the Pension Benefit Guaranty
Corporation  (such  corporation  or its  successor,  if any, the "PBGC") with at least sixty (60) days advance  written  notice  thereof and (ii)  obtaining  the approval of such WPSC Permanent  Shutdown by the affirmative  vote of at least a majority of the entire Board of Directors  (including at least a majority of the
Independent  Director(s) (as defined below)) of the  Corporation.  No officer of the  Corporation  shall  take any  action to effect a WPSC  Permanent  Shutdown, unless all of the conditions  set forth in the  immediately  preceding  sentence have been satisfied.

            (b) The Board of  Directors  of the  Corporation  shall at all times include at least one  independent  director (each such person,  an  "Independent
Director"),  as such term is used in Rule 303 of the Rules of the New York Stock
Exchange as such Rule is in existence on the date of filing of this  Certificate of  Incorporation or as such Rule may be subsequently  amended,  supplemented or restated from time to time.

            (c) The Board of  Directors of the  Corporation  (i) shall cause the
Corporation to adopt and implement, within sixty (60) days of the filing of this
Certificate of  Incorporation,  reasonable  procedures  and policies  reasonably calculated to attain compliance with the obligations and responsibilities of the
Corporation  and,  for  so  long  as  the  Corporation  possesses,  directly  or indirectly, the power to direct or cause the direction of management or policies of WPSC, WPSC set forth in the Agreement,  dated as of July 31, 2003,  among the
Corporation,  WPSC,  WHX,  the  PBGC and the  United  Steelworkers  of  America,
AFL-CIO-CLC and (ii) shall annually review such policies and procedures.

            (d) No portion of this  Article  Eleventh may be modified or amended in any way until the first to occur of (i) the tenth  anniversary of the date of filing of this Certificate of Incorporation,  or (ii) the termination of the WHX
Pension  Plan in  accordance  with Title IV of the  Employee  Retirement  Income
Security Act of 1974, as amended,  or (iii) the  Corporation's  receipt from the
PBGC  of  written  authorization  of the  proposed  modification  or  amendment;

                                        6

provided,  that this Article  Eleventh shall be  inapplicable  upon the first to occur of (A) the occurrence of either of the events  specified in clauses (i) or
(ii), or (B) the Corporation's  receipt from the PBGC of written approval of the inapplicability  of this Article Eleventh,  or (C) the Corporation's  ceasing to possess,  directly or indirectly,  the power to direct or cause the direction of management  or policies of WPSC (whether  through  ownership of  securities,  by contract or otherwise).

     Executed on _______________

                                           WHEELING-PITTSBURGH CORPORATION

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        7

                                  ATTACHMENT G

                                  ATTACHMENT G
                             INFORMATION AND REPORTS

1.   WHX

     WHX shall provide the information specified below to PBGC, in addition to any reporting obligations that it may have under ERISA or the Internal Revenue
Code:

     (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 120 days after the end of each fiscal year, a copy of the annual audit report for such year for WHX and its subsidiaries, including therein consolidated and consolidating balance sheets of WHX and its subsidiaries as of the end of such fiscal year (which consolidating balance sheet may be unaudited)
and a consolidated statement of income and a consolidated statement of cash flows of WHX and its subsidiaries for such fiscal year, in each case accompanied by an opinion of independent public accountants of recognized standing acceptable to PBGC, together with a certificate of the Chief Financial Officer of WHX stating that no breach of this Agreement has occurred and is continuing or, if a breach of this Agreement has occurred and is continuing, a statement as to the nature thereof and the action that WHX has taken and proposes to take with respect thereto.

     (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year, consolidated and consolidating balance sheets of WHX and its subsidiaries as of the end of such quarter and a consolidated statement of income and a consolidated statement of cash flows of WHX and its subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and a consolidated statement of income and a consolidated and consolidating statement of cash flows of WHX and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding fiscal year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by the Chief Financial Officer of WHX as having been prepared in accordance with GAAP, together with a certificate of said officer stating that no breach of this Agreement has occurred and is continuing or, if a breach of this Agreement has occurred and is continuing, a statement as to the nature thereof and the action that WHX has taken and proposes to take with respect thereto.

     (c) SECURITIES REPORTS. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that WHX sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that WHX files with the Securities and Exchange
Commission or any governmental authority that may be substituted therefor, or with any national securities exchange or, unless PBGC requests otherwise, if any mailing or filing is available electronically on Edgar, any website maintained by WHX or any other electronic source generally accessible, in lieu of providing physical copies, a notice of such mailing or filing may be given to PBGC.

     (d) INTERNAL REVENUE SERVICE AND PBGC NOTICES. Copies to PBGC's Corporate
Finance and Negotiations Department of any notices otherwise required to be filed with the Internal Revenue Service or PBGC concerning the WHX Pension Plan at the time the filing is made.

     (e) MERGER OR TRANSFER OF LIABILITIES OR ASSETS OF THE WHX PENSION PLAN.
Written notice 30 days prior to any merger of the WHX Pension Plan or any transfer of liabilities or assets described in the Internal Revenue Code, under
Internal Revenue Code section 414(1), to or from the WHX Pension Plan (other than DE MINIMIS mergers or transfers); PROVIDED that any such merger or transfer shall be subject to Section 12 of this Agreement.

     (f) CHANGES TO ACTUARIAL ASSUMPTIONS OR METHODS. Written notice 30 days prior to any change in any of the WHX Pension Plan's actuarial assumptions or methods for the purpose of the minimum funding standard account (other than changes required by law), which changes shall be subject to PBGC's consent, which consent shall not be unreasonably withheld.

     (g) ACTUARIAL VALUATION REPORTS. The WHX Pension Plan's Actuarial Valuation
Report no later than the last day of the plan year.

     (h) FORM 5500. The WHX Pension Plan's Form 5500 when filed.

     (i) STATEMENT REGARDING REQUIRED CREDIT BALANCE. By the last day of each plan year, a statement certified by the WHX Pension Plan's enrolled actuary, specifying the amount of contributions necessary to maintain the WHX Pension
Plan's credit balance required pursuant to Section 4(a) of this Agreement (the
"Required Credit Balance") and details of the calculation of such Required
Credit Balance.

     (j) CERTIFICATION OF CONTRIBUTIONS. By the last day of each plan year, a certification from WHX that contributions at least equal to the amount necessary to maintain the WHX Pension Plan's Required Credit Balance have been made to the
WHX Pension Plan.

     (k) NOTICE OF MISSED CONTRIBUTIONS. Written notice within 7 days of any missed quarterly contribution, minimum funding contribution required under
Internal Revenue Code Section 412, or any other contribution required to be made to the WHX Pension Plan pursuant to this Agreement.

     (1) STATEMENT OF AMOUNT OF CONTRIBUTIONS. A written statement indicating amount of each contribution to the WHX Pension Plan pursuant to Section 4(a) of this Agreement.

     (m) OTHER INFORMATION. Such additional financial and other information as
PBGC may from time to time reasonably request.

                                      -2-

2.   WPC

     WPC shall provide the information specified below to PBGC, in addition to any reporting obligations that it may have under ERISA or the Internal Revenue
Code:

     (a)  Financial Statements.

          (i) As soon as available, but in any event within 90 days after the end of each fiscal year of WPC, a copy of the audited consolidated and consolidating balance sheet of WPC and its consolidated subsidiaries (including
WPSC) as at the end of such year and the related audited consolidated and consolidating statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, in the case of the consolidated balance sheet and consolidated statements of income and cash flows, reported on without a "going concern" or like qualification or exception, or any qualification in any other respect (except for qualifications relating to changes in accounting principles with which such accountants concur), by PricewaterhouseCoopers or other independent certified public accountants of nationally recognized standing;

          (ii) As soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of WPC, the unaudited consolidated and consolidating balance sheet of WPC and its consolidated subsidiaries (including WPSC) as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer (as defined in the New
Senior Credit Facility) as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

          (iii) As soon as available, but in any event not later than 30 days after the end of each month occurring during each fiscal year of WPC (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated and consolidating balance sheets of WPC and its subsidiaries (including WPSC) as at the end of such month and the related unaudited consolidated and consolidating statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible
Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements referred to in paragraphs (i), (ii) and (iii)
shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods.

     (b)  CERTIFICATES; OTHER INFORMATION.

          (i) Concurrently with the delivery of the financial statements referred to in Section 2(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the

                                      -3-

examination necessary therefor such accountants obtained no knowledge that a breach of this Agreement by WPC or WPSC has occurred and is continuing, except as specified in such certificate;

          (ii) Not later than 45 days after the end of each fiscal year of WPC and concurrently with the delivery of any financial statements pursuant to
Section 2(a)(ii), a certificate of the Chief Executive Officer or Chief
Financial Officer of WPC stating that, to the best of each such officer's knowledge, each of WPC and WPSC during such period has observed or performed all of its covenants and other agreements, and satisfied in all material respects every condition contained in this Agreement to be observed, performed or satisfied by it, and that such officer has obtained no knowledge that a breach of this Agreement by WPC or WPSC has occurred and is continuing, except as specified in such certificate;

     (c) LITIGATION. Promptly after the commencement thereof, notice of (i) any action, suit, investigation, litigation or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the WPC or any of its subsidiaries (including
WPSC) (A) in which the amount involved is $1,000,000 or more and not covered by any insurance (and with respect to which there is no dispute as to insurance coverage) or (B) in which injunctive or similar relief is sought and (ii) any material adverse development with respect to any such action, suit, investigation, litigation or proceeding.

     (d) SECURITIES REPORTS. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that WPC sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that WPC or any of its subsidiaries (including
WPSC) files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange or, unless PBGC requests otherwise, if any mailing or filing is available electronically on Edgar, any website maintained by WPC or any other electronic source generally accessible, in lieu of providing physical copies, a notice of such mailing or filing may be given to PBGC.

     (e) CREDITOR REPORTS. Promptly after the furnishing thereof, copies of any financial statements, reports, certificates or other information furnished to or by any holder of indebtedness or debt securities of the WPC or of any of its subsidiaries (including WPSC) pursuant to the terms of any indenture, loan or credit or similar agreement (including RBC and the ESLGB). Without limiting the generality of the foregoing, WPC and WPSC shall provide PBGC, simultaneously with the furnishing thereof, all certificates, reports and other information required to be delivered by WPC and/or WPSC under Sections 5.2 and 5.3 of the
New Senior Credit Facility, as in effect on the date hereof.

     (f) DEFAULT NOTICE. As soon as possible and in any event within two days after the occurrence of any Default and/or Event of Default under the New Senior
Credit Facility or any other indenture, loan, credit or similar agreement (in each case, as such Willis are defined therein), a statement of the Chief
Financial Officer of WPC setting forth the details of such default or event of default and the actions that WPC or any of its subsidiaries (including WPSC) has taken and proposes to take with respect thereto.

                                       -4

     (g) WARN NOTICES. Promptly after the furnishing thereof, copies of any notices provided by WPC or any of its subsidiaries (including WPSC) under the
Worker Adjustment and Retraining Notification Act, 29 U.S.C. ss.ss. 2101-2109
(the "WARN Act"), and any similar state or local law.

     (h) OTHER INFORMATION. Such other information respecting the business, condition (financial or otherwise), operations, performance or properties of WPC or any of its subsidiaries (including WPSC) as PBGC may from time to time reasonably request.

                                      -5-

Pension Benefit Guaranty Corporation
1200 K Street, N.W., Washington, D.C. 20005-4026
(202) 326-4010

                                                   Office of the Executive Director

WHX Corporation
Attention: Neale Trangucci
Assistant Treasurer
110 East 59th Street
New York, New York 10022

                  NOTICE OF WITHDRAWAL OF NOTICE OF DETERMINATION

     The Pension Benefit Guaranty Corporation hereby withdraws its March 6, 2003,
Notice of Determination that the WHX Pension Plan should be terminated under the provisions of 29 U.S.C. ss. 1342.

                                               PENSION BENEFIT GUARANTY CORPORATION

Dated:   Aug 14, 2003                          /s/ Steven A. Kandarian
      -----------------                        ------------------------------------
                                               STEVEN A. KANDARIAN
                                               Executive Director

cc:  James Bradley, President, Wheeling-Pittsburgh Steel Corporation
     Daniel Murphy, President, Handy & Harman
     Daniel Keaton, Wheeling-Pittsburgh Steel Corporation
     John Cornell, Esquire
     Joseph O'Leary, Esquire
     Leo W. Gerard, President, United Steelworkers of America
     James Hoffa, President, International Brotherhood of Teamsters
     Boyd Young, President, Paper, Allied-Industrial, Chemical and Energy
         Workers International Union
     R. Thomas Buffenbarger, International Association of Machinists
         and Aerospace Workers
     Edward L. Fire, President, International Union of Electronic, Electrical,
         Salaried, Machine and Furniture Workers-Communications Workers of America

                                   TERM SHEET

     The following are the key terms to be embodied in a final agreement (the
"Agreement") among the Pension Benefit Guaranty Corporation ("PBGC"), WHX
Corporation ("WHX"), Wheeling-Pittsburgh Corporation ("WPC"),
Wheeling-Pittsburgh Steel Corporation ("WPSC") and the United Steelworkers of
America ("USWA"). PBGC, WHX and the USWA are parties to that certain litigation known as PBGC v. WHX Corporation, Civil Action No. 03-CV-1553, now pending in the United States District Court for the Southern District of New York (the
"Termination Litigation"), which involves a defined benefit pension plan sponsored by WHX which covers employees of WPSC, including employees whose exclusive collective bargaining agent is USWA. WPC, WPSC and other affiliated companies are Debtors in bankruptcy proceedings now pending in the United States
Bankruptcy Court for the Northern District of Ohio (the "Bankruptcy Court")
(Case Nos. 00-43394 through 00-43402) (the "Bankruptcy Proceedings").

     In consideration of the obligations of PBGC, WHX, WPC, WPSC, and USWA as described herein, the parties agree as follows:

1.   The WHX Pension Plan (the "Plan") is and has been since its inception a single-employer plan, and WHX shall and hereby does forever abandon its contention that the Plan as it is currently constituted is a multiemployer plan, and shall not contend that the Plan is a multiemployer plan based on changed circumstances unless an advance advisory opinion is issued by the
     Department of Labor, based on such changed circumstances, that the Plan is a multiemployer plan. WHX shall, no later than July 31, 2003 (or if later
     30 days after execution of final definitive documentation of this Term
     Sheet), file such amended annual returns (known as Form 5500) with the appropriate governmental agencies as are necessary to reflect its status as a single-employer plan, and will file an amended PBGC Form 1 for 2001 and
     2002 and will file an amended PBGC Form lES for 2003, with accompanying payment of any deficiency in premiums due to PBGC as a result of such filings, plus interest and penalties (penalties to be calculated at 1% per month).

2.   WHX, WPC, WPSC and USWA agree (and shall use best efforts to ensure that the Bankruptcy Court enters an order in the Bankruptcy Proceedings in form and substance reasonably satisfactory to PBGC stating) that (a) no
     Permanent Shutdown (as defined below) has occurred or will occur as a result of WPSC's Plan of Reorganization ("POR") and the transactions contemplated therein, (b) as a result of the transactions to be consummated on the effective date of the POR, WPSC and Ohio Coatings Corporation
     ("OCC") will no longer be participating employers under the Plan and therefore under the current terms of the Plan, Continuous Service (as defined in the Plan) will be broken as to employees of WPSC, any other
     Debtors, and OCC by the POR with respect to work performed for WPSC, any other Debtors, or OCC, and no Continuous Service will be credited for work performed for WPSC, any other Debtors, or OCC after the effective date of the POR, (c) as a result, no participants in the Plan employed by OCC,

     WPSC, or any other Debtor will accrue benefit, eligibility, or vesting service beyond the effective date of the POR, nor shall any such participants become entitled to "Rule of 65" or "70/80" retirement benefits by reason of events occurring after the effective date of the POR, and (d)
     the Plan shall be amended to allow up to 650 WPSC USWA-represented employees the right to retire on a sole option pension (55/30, 62/15, 65/5,
     60/15) based on continuous service as of July 1, 2003, with a window pension benefit equal to $40 multiplied by the employee's years of service as of July 1, 2003, along with a Special Payment and Surviving Spouse's
     Benefit.

     For purposes of this Term Sheet, a "Permanent Shutdown" shall mean a
     "permanent shutdown of a plant, department or substantial portion thereof'
     as such phrase is used in the Plan.

3.   WHX will contribute one dollar to the Plan for each dollar used by WHX or its affiliates to purchase or otherwise acquire WHX 10.5% Senior Notes in the open market, each such contribution to the Plan to be made within three business days of the date on which any funds are used to purchase or acquire the WHX 10.5% Senior Notes. WHX will provide quarterly reports to
     PBGC on its market activity in this regard and payments to the Plan pursuant to this paragraph. Monies contributed to the Plan under this paragraph 3 shall be in addition to and not in lieu of any contributions required to be made to the Plan under Section 412 of the Internal Revenue
     Code, and WHX shall maintain any credit balance (equal to the additional contributions plus interest) resulting from these additional contributions in the manner set forth in Attachment A to this Term Sheet. The provisions of this paragraph 3 shall remain in effect until the first business day following the maturity date of the 10.5% Senior Notes, except that the credit balance, if any, shall continue to be maintained until the earlier of (a) the first business day after the second consecutive annual valuation date in which the Plan has sufficient assets so that there is no liability to PBGC under Section 4062 of ERISA in the event of Plan termination; or
     (b) the public unsecured debt of WHX is rated at least Baa3 by Moody's and at least BBB- by Standard and Poor's.

4.   (a) WHX, WPC, WPSC, and the USWA agree that:

         (i) After the effective date of the POR, WPSC shall provide to WHX,
     PBGC and the USWA at least 60 days advance written notice of (A) any
     Permanent Shutdown or (B) (except as otherwise expressly provided in paragraphs 4(b), 4(c) and 4(d)) any idling or cessation of operations of any WPSC plant, department or substantial portion thereof (any such idling or cessation described in this clause 4(a)(i)(B), an "Idling").

         (ii) In the event that (A) WPSC delivers a notice required pursuant to clause 4(a)(i)or 4(b)(ii) hereof, a Waiver Request or a Maintenance Report,
     (B) WPC and/or WPSC fails to comply with any of their respective obligations under this paragraph 4 or (C) an event of default under WPC's or WPSC's credit facilities has occurred and ESLGB (as defined below), RBC
     (as defined below) or any other lender (or any agent for any lender) under
     WPC's or WPSC's credit facilities commences any Enforcement Action, then
     WHX shall, upon request by PBGC, enter into an agreement with PBGC (in a form substantially identical to Attachment B) for the termination of the
     Plan pursuant to Section 4042 of ERISA with a termination date proposed by
     PBGC (but in any event no later than one day prior to any Permanent
     Shutdown), without the commencement of litigation by PBGC. The USWA agrees not to contest in any forum such termination of the Plan and establishment of the termination date. The USWA further agrees not to bring or to support

                                      -2-

     (directly or indirectly) or to fund directly or indirectly any litigation against PBGC and/or WHX and/or the Plan in connection with the matters referred to in this Term Sheet, including, but not limited to, challenging the termination of the Plan or the termination date pursuant to this paragraph.

     For purposes of this Term Sheet, "Enforcement Action" means any of the following actions: to initiate or participate with others in any action to realize upon any of the assets or stock of WPC or WPSC, including but not limited to commencing any foreclosure proceeding or execution process or taking possession of or otherwise proceeding against such assets or stock.

         (iii) If (A) WPSC timely and fully fulfills its obligations under this paragraph 4 or the Plan is terminated effective at least one day prior to a
     Permanent Shutdown and (B) WHX fulfills its obligations under this Term
     Sheet, WHX shall be released from any additional liability to PBGC under
     Title IV of ERISA resulting from the Permanent Shutdown.

         (iv) In furtherance of the obligations set forth in paragraph 4(a)(i)
     above, commencing on or before the effective date of the POR:

               (A) WPSC shall include in its Certificate of Incorporation a provision, in form and substance acceptable to PBGC, that: (1) states that
     WPSC shall not have the power to effect a "permanent shutdown of a plant, department or substantial portion thereof" of WPSC as such quoted phrase is used in the Plan without (x) providing WHX and PBGC with at least 60 days advance written notice thereof and (y) obtaining the approval of such
     Permanent Shutdown by the affirmative vote of at least a majority of the entire Board of Directors (including at least a majority of the independent director(s)) of WPSC and the affirmative vote of at least a majority of the entire Board of Directors (including at least a majority of the independent director(s)) of WPC; (2) provides that no officer of WPSC shall take any action to effect a Permanent Shutdown, unless all of the conditions set forth in clause 4(a)(iv)(A)(l ) above have been satisfied; (3) requires the
     Board of Directors of WPSC to at all times include at least one independent director (as such term is used in Rule 303 of the Rules of the New York
     Stock Exchange as in existence on the date hereof or as amended, supplemented or restated from time to time hereafter); (4) requires the
     Board of Directors to cause WPSC to adopt and implement, within 30 days of the filing of its Certificate of Incorporation, reasonable procedures and policies (and annually to review such procedures and policies) reasonably necessary to attain compliance with the obligations and responsibilities of
     WPSC under the definitive agreement described in this Term Sheet and (5)
     prohibits the amendment of such provision of the Certificate of
     Incorporation for a period of at least ten years, unless the Plan has been terminated in accordance with Title IV of ERISA.

               (B) WPC shall include in its Certificate of Incorporation a provision, in form and substance acceptable to PBGC, that: (1) states that
     WPC shall not have the power to effect a Permanent Shutdown without (x)
     providing WHX and PBGC with at least 60 days advance written notice thereof and (y) obtaining the approval of such Permanent Shutdown by the

                                      -3-

     affirmative vote of at least a majority of the entire Board of Directors
     (including at least a majority of the independent director(s)) of WPC; (2)
     provides that no officer of WPC shall take any action to effect a Permanent
     Shutdown, unless all of the conditions set forth in clause 4(a)(iv)(B)(l)
     above have been satisfied; (3) requires the Board of Directors of WPC to at all times include at least one independent director (as such term is used in Rule 303 of the Rules of the New York Stock Exchange as in existence on the date hereof or as amended, supplemented or restated from time to time hereafter); (4) requires the Board of Directors to cause WPC to adopt and implement, within 60 days of the filing of its Certificate of
     Incorporation, reasonable procedures and policies (and annually to review such procedures and policies) reasonably necessary to attain compliance with the obligations and responsibilities of WPC and WPSC under the definitive agreement described in this Term Sheet and (5) prohibits the amendment of such provision of the Certificate of Incorporation for a period of at least ten years, unless the Plan has been terminated in accordance with Title IV of ERISA.

     The requirement that WPSC obtain the approval of any Permanent Shutdown by the affirmative vote of at least a majority of the entire Board of
     Directors (including at least a majority of the independent director(s)) of
     WPC and the requirement that WPC's Certificate of Incorporation contain the provision described in Section 4(a)(iv)(B) above would no longer be applicable at such time as WPC ceases to "control" WPSC. For purposes of this Term Sheet, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities by contract or otherwise).

     (b) (i) Except as otherwise provided in paragraph 4(b)(ii), WPSC shall not be required to provide the notice required by paragraph 4(a)(i)(B) with respect to an Idling that (A) is not and will not be a Permanent Shutdown and (B) WPSC reasonably expects to last 5 days or less (with operations resuming on or before the 6th day).

         (ii) In the event that, notwithstanding WPSC's reasonable expectation that such Idling will not last more than 5 days, operations have not resumed on or before the -th o day, then WPSC shall on such 6th day provide a notice of such Idling to PBGC, WHX and the USWA, which notice shall be in writing and shall (A) include (1) a reasonably detailed description of the
     Idling and the reason why such Idling was necessary, (2) the expected duration of the Idling, and (3) the number of employees affected by the
     Idling; and (B) include a certification by WPSC that (1) such Idling is not a Permanent Shutdown, (2) the circumstances and other factors that caused the Idling are not of the kind or nature that would lead to a Permanent
     Shutdown (including a reasonably detailed explanation of why that is the case), and (3) notwithstanding the fact that WPSC does not believe such
     Idling is or will result in a Permanent Shutdown, if such Idling results in the need for or likelihood of a Permanent Shutdown, WPSC shall be required to and shall give 60 days advance written notice prior to any such
     Permanent Shutdown in accordance with clause 4(a)(i)(A) above.

         (iii) In the event that a notice is required under clause 4(b)(ii), on the last day of the period set forth in the notice in response to clause
     4(b)(ii)(A)(2) (the expected duration of the Idling), WPSC shall provide

                                      -4-

     PBGC, WHX and USWA with a status report on the progress of such Idling
     (including any updated estimate of when operations will resume if operations have not already resumed) and WPSC shall provide a final notice to PBGC, WHX and USWA promptly when operations have resumed.

     (c) In the case of an Idling, WPSC may request (a "Waiver Request") that
     WHX, USWA and PBGC waive (which waiver shall not be unreasonably denied)
     the 60-day notice required under paragraph 4(a)(i)(B) if (i) such Idling is not and will not be a Permanent Shutdown, (ii) such Idling is directly caused by business circumstances that were not planned and not reasonably foreseeable by WPSC as of the time that the 60-day notice would have been required under this paragraph 4 ("Unforeseen Circumstances") and in the prudent management of its operations WPSC has determined such Idling to be necessary, (iii) WPSC reasonably believes that giving 60 days advance notice of such Idling would be impracticable, (iv) such Idling is not reasonably expected to last more than 10 days, and (v) operations will resume upon the earlier to occur of the resolution of the applicable
     Unforeseen Circumstances or 10 days.

     Any Waiver Request shall be in writing and shall:

         (A) provide PBGC, WHX and USWA with as much advance notice as practicable of the applicable Idling;

         (B) be provided as promptly as practicable after WPSC management has learned of the Unforeseen Circumstances or determined the applicable
         Idling to be necessary;

         (C) include a reasonably detailed description of (1) the Idling, including the Unforeseen Circumstances and the reason WPSC determined such Idling to be necessary, (2) the expected duration of the Idling
         (not to exceed 10 days), (3) the timeline of when WPSC management learned of the Unforeseen Circumstances and when WPSC management determined the Idling to be necessary, (4) the reason why WPSC believes
         60 days advance written notice would be impracticable to give, and (5)
         the number of employees affected by the Idling; and

         (D) include a certification by WPSC that (1) such Idling is not a
         Permanent Shutdown, (2) the Unforeseen Circumstances and other factors that caused the Idling are not of the kind or nature that would lead to a Permanent Shutdown (including a reasonably detailed explanation of why that is the case), and (3) notwithstanding the fact that WPSC does not believe such Idling is or will result in a Permanent Shutdown, if such Idling results in the need for or likelihood of a Permanent
         Shutdown, WPSC shall be required to and shall give 60 days advance written notice prior to any such Permanent Shutdown in accordance with clause 4(a)(i)(A) above.

     In the event that a Waiver Request is granted, WPSC shall provide PBGC, WHX and USWA with daily status reports on the progress of such Idling and an estimate of when operations will resume, commencing upon the 8th day following the commencement of such Idling and continuing until operations

                                      -5-

     have resumed (and shall provide a final notice to PBGC, WHX and USWA promptly when operations have resumed).

     The parties agree that it shall not be unreasonable for WHX, USWA and/or
     PBGC to deny a Waiver Request if such Waiver Request is not given by WPSC as promptly as practicable after WPSC management has learned of the
     Unforeseen Circumstances or determined the applicable Idling to be necessary.

     (d) (i) On or before the 5th day of each calendar quarter, WPSC shall provide PBGC, WHX and the USWA with a report (a "Maintenance Report") of maintenance, repairs, upgrades, enhancements, improvements and replacements
     ("Scheduled Maintenance Items") that WPSC has scheduled during the next 4 calendar quarters. Each Maintenance Report shall contain for each Scheduled
     Maintenance Item (A) a reasonably detailed description of such Scheduled
     Maintenance Item, (B) the approximate timing, (C) the expected duration,
     (C) the equipment affected (or any new equipment being added or old equipment being removed), (D) the plant or location affected, and (B) the number of employees affected.

         (ii) Each Maintenance Report shall be accompanied by a certification by
     WPSC that (1) no Scheduled Maintenance Item is or will result in a
     Permanent Shutdown, (2) the Scheduled Maintenance Items and other factors that required the Scheduled Maintenance Items are not of the kind or nature that would lead to a Permanent Shutdown (including a reasonably detailed explanation of why that is the case), and (3) notwithstanding the fact that
     WPSC does not believe any Scheduled Maintenance Item is or will result in a
     Permanent Shutdown, if any such Scheduled Maintenance Item results in the need for or likelihood of a Permanent Shutdown, WPSC shall be required to and shall give 60 days advance written notice prior to any such Permanent
     Shutdown in accordance with clause 4(a)(i)(A) above.

         (iii) WPSC shall not be required to provide the notice required by
     Section 4(a)(i)(B) with respect to an Idling that (A) is not and will not be a Permanent Shutdown and (B) is solely and exclusively to perform a
     Scheduled Maintenance Item that was listed on a Maintenance Report satisfying the requirements of this paragraph 4(d) and that is performed in accordance with the description of such Scheduled Maintenance Item included in such Maintenance Report.

     (e) WPC agrees to cause WPSC to prepare and deliver all notices and reports required under this paragraph 4.

5.   WHX may refinance its existing WHX 10.5% Senior Notes (the "Notes"), which mature in April, 2005 at any time on an unsecured basis. If however, WHX obtains any financing on a secured basis (whether or not used to refinance the Notes) or provides or agrees to provide any security or collateral for the Notes or in connection with any extension of the maturity or modification or amendment of any of the terms or provisions of the Notes, then WHX shall simultaneously grant to PBGC, pursuant to documents reasonably satisfactory to PBGC, a pari passu, perfected security interest, up to $50 million (such amount to be calculated pursuant to Section
     4001(a)(18) of ERISA and PBGC regulations), in the same collateral as may secure such refinancing, extension or modification. WHX shall give PBGC reasonable advance written notice of any proposed secured financing or other grant of security or collateral (and in any event at least 30 days advance written notice). WHX reserves all rights to otherwise object to any claim that the PBGC may have. Any PBGC claim in excess of $50 million shall be an unsecured claim. All provisions of this paragraph 5 relating to a secured financing shall remain in effect only until the earlier of (a) the first business day after the second consecutive annual valuation date in which the Plan has sufficient assets so that there is no liability to PBGC under Section 4062 of ERISA in the event of Plan termination; or (b) the public unsecured debt of WHX is rated at least Baa3 by Moody's and at least
     BBB- by Standard and Poor's.

6.   WHX shall provide PBGC at least sixty days prior written notice before it
     (a) makes any tender offer, exchange offer, or other offer to pay, purchase, redeem, exchange, acquire, retire any of the Notes (before, at, or after the maturity (April 2005)) or (b) expends any funds or other resources or issues any securities or other obligations to pay, purchase, redeem, exchange, acquire, or retire any of the Notes or (c) extends the maturity of or otherwise amends or modifies any of the terms or provisions of the Notes (this notice provision shall not apply to unsecured refinancings of the Notes). In the event WHX fails to perform its obligation as set forth in the foregoing sentence, WHX shall be liable to
     PBGC (in addition to all other claims, rights and remedies available to
     PBGC) for any damages suffered or incurred by PBGC as a result of such failure to perform. Ronald LaBow, in his individual capacity, agrees to personally guarantee the payment of any such damages (together with any fees or expenses incurred in connection with enforcement of such guarantee)
     up to a maximum of $250,000 (plus the fees and expenses of enforcement of such guarantee) pursuant to documentation reasonably satisfactory to PBGC.
     Ronald LaBow's guarantee will terminate at such time as he is no longer the
     Chairman of the Board of WHX and the new Chairman of the Board of WHX shall have replaced Ronald LaBow's guarantee with his or her own personal guarantee (in substantially the same form as LaBow's guarantee and, in any event, reasonably acceptable to PBGC).

7.   PBGC agrees: (a) not to institute any supplemental or additional proceedings to terminate the Plan prior to the effective date of the POR;
     and (b) to conditionally withdraw its claims in the Bankruptcy Proceedings.
     The parties acknowledge and agree that after the effective date of the POR, upon satisfaction of the conditions set forth in paragraphs 10 and 14 of this Term Sheet, (1) WPC and WPSC will not be part of the same Controlled
     Group as WHX, (2) neither WPC nor WPSC will be a "Participating Employer"
     under the Plan, and (3) neither WPC nor WPSC shall have any liability under
     Section 4007, 4062(b), 4062(c), 4063, 4064 or 4069 of ERISA with respect to the Plan. WHX acknowledges and agrees that (A) it shall not object to any
     PBGC claim on the grounds that all or a portion of the liability sought is not payable by WHX or members of its Controlled Group because it should or must be allocated to WPSC, to any of the other Debtors, or to OCC, or because the amount of liability of WHX and its Controlled Group must be determined under the provisions of Section 4063 or 4064 of ERISA and (B)
     upon termination of the WHX Pension Plan, the amount of liability of WHX and its Controlled Group for unfunded benefit liabilities under the WHX

     Pension Plan, if any, shall be determined under the provisions of Section
     4062(b) of ERISA, subject to the provisions of this Term Sheet. Nothing in this Section 7 shall reduce, impair or otherwise limit any liability that
     WPC or WPSC would have to PBGC or WHX if WPC and/or WPSC breaches any of their obligations under this Term Sheet.

8.   If the conditions described in paragraph 10 and 14 are satisfied, PBGC,
     WHX, and USWA will sign a stipulation, or such other documents as may be required, to effect the dismissal of the Termination Litigation with prejudice.

9.   If the conditions described in paragraph 10 are not satisfied on or before
     June 30, 2003, or such date as may be extended by the Emergency Steel Loan
     Guaranty Board ("ESLGB"), then, within 10 days of such date, WHX and the
     USWA shall enter into a consent judgment terminating the Plan, appointing
     PBGC trustee of the Plan, and establishing March 7, 2003 as the termination date of the Plan, and WHX and the USWA shall promptly (and in any event within 10 days after requested to do so) execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and promptly (and in any event within 10 days after requested to do so) do such other acts as PBGC may reasonably request in order to fully effect the entry of such consent judgment. Such consent judgment shall also provide that WHX and its subsidiaries (other than the
     Debtors in the Bankruptcy Proceedings) shall maintain their right to contest the amount of their liability, if any, with respect to the Plan. In addition, upon the entry of such consent judgment (provided, that there has been no Permanent Shutdown prior to entry of such consent judgment), PBGC,
     WHX, WPSC and the USWA will acknowledge and agree that (a) the Plan has been terminated as of March 7, 2003 as a result of the entry of such consent judgment and (b) there has been no Permanent Shutdown prior to entry of such consent judgment, and (c) therefore WHX has no additional liability to PBGC with respect to the Plan under Title IV of ER1SA resulting from any Permanent Shutdown.

10.  The obligations of the parties (other than the obligations of the parties set forth in paragraphs 1 and 9 of this Term Sheet, which the parties expressly agree are binding obligations of the parties, effective immediately upon the execution of this Term Sheet) are expressly conditioned on the following: (a) all of the conditions set forth in the letter to the Royal Bank of Canada ("RBC") dated March 26, 2003 (other than the first condition) shall have been met by June 30, 2003, or such date as may be extended by the ESLGB, to the satisfaction of the ESLGB, including without limitation the conditions that the Court in the Bankruptcy
     Proceedings has issued a Confirmation Order that is not subject to appeal and the definitive USWA collective bargaining agreement has been ratified in accordance with USWA's internal governance procedures, including agreement to all terms set forth in this Term Sheet; (b) the guaranteed
     ESLGB loan has in fact been funded by June 30, 2003, or such date as may be extended by the ESLGB; and (c) no Permanent Shutdown has occurred.

11.  The confidentiality agreements between PBGC and WHX and PBGC and WPSC currently in effect shall each remain in effect during the term of the definitive documentation contemplated by this Term Sheet.

                                      -8-

12.  WHX, WPC, and WPSC shall provide reports to PBGC as specified in the definitive documentation, including but not limited to such reports as are required to be provided to the ESLGB and to RBC and any subsequent bank financing. WHX shall provide reports to PBGC as specified in the definitive documentation.

13.  USWA shall provide its affected members with a summary of those aspects of this Term Sheet affecting their rights as participants under the Plan, in particular paragraphs 2, 4 and 9.

14.  The obligations of the parties set forth in this Term Sheet (other than the obligations of the parties set forth in paragraphs 1 and 9 of this Term
     Sheet, which the parties expressly agree are binding obligations of the parties, effective immediately upon the execution of this Term Sheet) are subject to PBGC, WHX, WPC, WPSC, and USWA finalizing and executing definitive documentation that includes the essential terms provided herein and other terms mutually acceptable to the parties, on or before June 30,
     2003 (or such later date as the ESLGB may extend its willingness to provide the guaranteed loan). The parties acknowledge that, until such time as (a)
     the Bankruptcy Court approves WPSC's obligations hereunder and (b)
     definitive documentation satisfactory to PBGC shall have been finalized and executed (or such requirement waived by PBGC), resolution by WPSC of the treatment of the WHX pension plan that is acceptable to and approved by
     PBGC has not been achieved as required by the first condition of the
     ESLGB's letter to RBC dated March 26, 2003.

15.  All notices, requests and other communications to any party hereunder shall be in writing and shall be given,

            If to WHX:

                       President
                       WHX Corporation
                       110 East 59th Street
                       New York, NY 10022

            If to PBGC:

                       Director
                       Corporate Finance and Negotiations Department
                       Pension Benefit Guaranty Corporation
                       1200 K Street, N.W.
                       Washington, D.C. 20005

                       and

                       General Counsel
                       Pension Benefit Guaranty Corporation
                       1200 K Street, N.W.
                       Washington, D.C. 20005

                                      -9-

            If to WPC:

                       Wheeling-Pittsburgh Corporation
                       1134 Market Street
                       Wheeling, WV 26003
                       Attention: James G. Bradley, President and CEO

            If to WPSC:

                       The Wheeling-Pittsburgh Steel Corporation
                       1134 Market Street
                       Wheeling, WV 26003
                       Attention: James G. Bradley, President and CEO

            If to USWA:

                       United Steelworkers of America
                       Five Gateway Center
                       Pittsburgh, PA 15222
                       Attention: Paul Whitehead, General Counsel

     All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

                                      -10-

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Term Sheet as of the latest date set forth opposite a signature below.

                                       PENSION BENEFIT GUARANTY CORPORATION

Date:                                  By:
                                          --------------------------------------
                                       Steven A. Kandarian
                                       Executive Director

                                       WHX CORPORATION

Date:                                  By:
                                          --------------------------------------
                                       Ronald LaBow
                                       Chairmann

Date:                                  By:
                                          --------------------------------------
                                       Stewart Tabin
                                       Assistant Treasurer

                                       WHEELING-PITTSBURGH CORPORATION

Date:                                  By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       WHEELING-PITTSBURGH STEEL CORP.

Date:                                  By:
                                          --------------------------------------
                                       James Bradley
                                       Chief Executive Officer

                                      -11-

                                       UNITED STEELWORKERS OF AMERICA

Date:                                  By:
                                          --------------------------------------
                                       Name:
                                       Title:

Date:
                                       -----------------------------------------
                                       Ronald LaBow, in his individual capacity
                                       with respect to his obligation described
                                       in paragraph 6 herein

                                      -12-